--------------------------------------------------------------------------------
                                 SMITH BARNEY
                                  FUNDS, INC.
                             LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

           STYLE PURE SERIES  |  ANNUAL REPORT  |  DECEMBER 31, 2001



                               [LOGO] Smith Barney
                                      Mutual Funds
                 Your Serious Money. Professionally Managed./SM/

       -----------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
       -----------------------------------------------------------------

[PHOTO]

Steven Craige
Giri Bogavelli





   STEVEN J. CRAIGE
   GIRI BOGAVELLI
   PORTFOLIO MANAGERS



   [GRAPHIC] Style Pure Series

 Annual Report . December 31, 2001

 SMITH BARNEY
 LARGE CAP VALUE FUND

      STEVEN J. CRAIGE

      Steven J. Craige, CFA, has more than 15 years of securities business experience. Mr. Craige is co-manager of the Fund and assumed responsibility for its day to day management on May 17, 2001. He holds a BA in Economics from the University of Vermont.

      GIRI BOGAVELLI

      Giri Bogavelli, CFA, has more than 12 years of securities business experience. Mr. Bogavelli is co-manager of the Fund and assumed responsibility for its day to day management on May 17, 2001. He holds a BA from St. Stephen's College in Delhi, India and an MA from Columbia University.

      FUND OBJECTIVE

      Seek long-term capital appreciation by investing in large capitalization stocks that are trading at a discount to the intrinsic value of their business. Also seek to lessen the volatility of portfolio returns by adhering to a disciplined investment process and constructing a systematically diversified portfolio.

      FUND FACTS

      FUND INCEPTION*
      -----------------
      May 18, 1967


SYMBOLS   CLASS A CLASS B CLASS L
---------------------------------
NASDAQ     SBCIX   SBCCX   SBGCX
---------------------------------
Inception 5/18/67 11/7/94 12/2/92
---------------------------------

       *On February 26, 1972, an affiliate of Salomon Smith Barney assumed management of the Smith Barney Large Cap Value Fund.




Average Annual Total Returns as of December 31, 2001*

                                   Without Sales Charges/(1)/
                                   Class A  Class B  Class L
                  -------------------------------------------
                  One-Year          (8.81)%  (9.55)%  (9.57)%
                  -------------------------------------------
                  Five-Year          8.38     7.52     7.54
                  -------------------------------------------
                  Ten-Year          10.67      N/A      N/A
                  -------------------------------------------
                  Since Inception+  11.71    11.37    10.19
                  -------------------------------------------

                                    With Sales Charges/(2)/
                                   Class A  Class B  Class L
                  -------------------------------------------
                  One-Year         (13.39)% (14.06)% (11.38)%
                  -------------------------------------------
                  Five-Year          7.27     7.37     7.32
                  -------------------------------------------
                  Ten-Year          10.11      N/A      N/A
                  -------------------------------------------
                  Since Inception+  11.51    11.37    10.07
                  -------------------------------------------


/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase. /

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

+ Inception dates for Class A, B and L shares are May 18, 1967, November 7,
  1994 and December 2, 1992, respectively.


What's Inside
Your Investment in the Smith Barney
  Large Cap Value Fund......................................................1
Letter to Our Shareholders..................................................2
Fund at a Glance............................................................5
Historical Performance......................................................6
Growth of $10,000...........................................................9
Schedule of Investments....................................................10
Statement of Assets and Liabilities........................................12
Statement of Operations....................................................13
Statements of Changes in Net Assets .......................................14
Notes to Financial Statements..............................................15
Financial Highlights ......................................................19
Tax Information............................................................21
Independent Auditors' Report...............................................22
Additional Information.....................................................23

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./SM/

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

           YOUR INVESTMENT IN THE SMITH BARNEY LARGE CAP VALUE FUND

A Time-Tested Approach to Value Investing

Following a disciplined and thorough approach, Portfolio managers Giri
Bogav elli and Steven Craige evaluate a broad universe of large-cap companies to identify what they deem to be compelling value opportunities.

[GRAPHIC] A Disciplined Process
          In selecting companies for the Fund, Giri and Steve and the equity investment team employ a highlydisciplined, bottom-up investing approach that seeks to identify well established but temporarily out-of-favor companies. They explore potential opportunities not yet recognized by Wall Street; and search forundervalued companies where positive changes, such as a new management team or business strategy,can provide a catalyst to improved earnings growth.

[GRAPHIC] A Timely Strategy
          Declining earnings growth was a dominant theme in 2000 -- most visibly in technology, but also inother sectors. With volatility on the increase, many investors have grown sensitive to the price they arewilling to pay for growth. This change highlights the importance of having a diversified investmentstrategy -- a strategy that may include value investing as a key building block.

[GRAPHIC] The Smith Barney Solution to Funds that Stray -- the Style Pure Series
          The Style Pure Series is a selection of Smith Barney mutual funds that are the basic building blocks ofasset allocation. Each fund in the series attempts to be fully invested within their asset class andinvestment style, enabling investors to make asset allocation decisions in conjunction with their financial professionals.

[GRAPHIC] A Distinguished History of Managing Your Serious Money
          Founded in 1873 and 1892, respectively, the firms of Charles D.
          Barney and Edward B. Smith wereamong the earliest providers of securities information, research and transactions. Merged in 1937, SmithBarney & Co. offered its clients a powerful, blue-chip investment capability able to provide timelyinformation, advice and insightful asset management. Today, Citigroup Asset Management unites thedistinguished history of Smith Barney with the unparalleled global reach of its parent, Citigroup.

          At Citigroup Asset Management, you gain access to blue-chip management delivered professionally. Weare proud to offer you, the serious investor, a variety of managed solutions.


        1 Smith Barney Funds, Inc. | 2001 Annual Report to Shareholders

Dear Shareholder,

We are pleased to provide the annual report for the Smith Barney Funds, Inc. - Large Cap Value Fund ("Portfolio") for the year ended December 31, 2001. In this report, we summarize the period's prevailing economic conditions and briefly outline the Portfolio's investment strategy. We hope you find this report to be useful and informative.

Portfolio Performance

For the year ended December 31, 2001, the Portfolio's Class A shares, excluding sales charges, returned negative 8.81%. In comparison, the Russell 1000 Value Index ("Russell Index")/1/ returned negative 5.59% for the same period.

Investment Strategy

The Portfolio seeks long-term capital appreciation by investing in large capitalization stocks that are trading at a discount to the intrinsic value of their business. The managers also seek to lessen the volatility of portfolio returns by adhering to a disciplined investment process and constructing a systematically diversified portfolio.

Market Update

The past year proved historic and extremely difficult in several dimensions for the financial markets, the U.S. economy and the American populace in general. Following the extraordinary collapse of the stock market bubble throughout 2000 and double digit declines in the major indices, most investors entered 2001 with high hopes that although returns would not resemble the gains experienced throughout the late 1990s, the worst damage had likely passed. Such expectations would prove exceptionally over-optimistic, however, as a collapse in corporate profitability, the resulting massive layoffs, and the tragic events of September 11th abruptly forced the economy into its first recession in more than a decade. Against this difficult backdrop and despite 11 rate cuts by the U.S. Federal Reserve Board ("Fed") in 12 months, the bear market that began in 2000 accelerated throughout the year. Unlike 2000, however, the breadth of underperformance spread much wider than simply in the communications and technology sectors, as manufacturing, financial services and consumer-related companies each experienced substantial declines.

Portfolio Update

Our strategy of maintaining an overweight position in technology while also initiating purchases of select undervalued situations contributed the most to our returns versus the benchmark during the year. Despite the fact that the technology sector ended the year as the third worst overall sector in the Russell Index benchmark, our stock selection made it the best performing sector in our Portfolio by a significant margin. Specifically, overweight positions in several stocks, including First Data Corp., which soared 49% during the year, and International Business Machines Corp., up 43%, drove returns considerably higher than the cumulative 8% decline in the benchmark's tech stock constituents. Additionally, we ended the year by trimming positions in holdings, including Intel Corp. and Hewlett-Packard Co., that participated strongly in the impressive run and had reached our estimate of intrinsic value.

--------
1The Russell Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities. Please note that an investor cannot invest directly in an index.


        2 Smith Barney Funds, Inc. | 2001 Annual Report to Shareholders

Good stock selection also drove strong returns within our capital goods holdings versus the benchmark. We established positions in several stocks earlier in the year, amidst a seemingly endless period of earnings warnings and poor performance for the overall group. In the case of Tyco International Ltd., macroeconomic and business concerns were compounded by speculation regarding its historical accounting practices. However, we believed that these concerns were overblown. Ultimately, Tyco ended the year 6% higher year over year and up 24% from the average cost of our position. The other strong Capital Goods performers included Illinois Tool Works Inc., which rose 15%, and Pitney Bowes Inc., up 19%.

Despite the favorable returns associated with our technology and capital goods stocks, we did not achieve the objective of outperforming the Russell Index benchmark. The energy sector had the largest negative impact on the Portfolio's returns, as Halliburton Co., among other stocks in the group, performed poorly and detracted significantly from our overall performance.

Although we continue to like the long-term prospects for certain utility companies, exposure to the group did not help returns much in 2001. Overweighted positions in El Paso Corp., The Williams Cos., Inc. and Exelon Corp., each had a negative effect on our returns along with a challenging industry backdrop that we believe has overly discounted the valuations of these securities. We also maintain significant exposure to several financial services companies with strong capital markets, brokerage, asset management, and securities processing franchises for which we believe the secular growth and return prospects are very attractive. However, in the second consecutive year of declining trading volumes, merger activity and market returns overall, our positions in the securities of Mellon Financial Corp., Merrill Lynch & Co. and Morgan Stanley Dean Witter & Co., weighed negatively on our results.

Two new additions to the Portfolio during the period included Carnival Corp. and American Express Co. We believe long-term demographic trends remain favorable for the travel industry, and we expect both companies to bounce back as interest in travel and consumer-spending levels stabilize. We also added to existing positions in J.P. Morgan Chase & Co. late in the year. The stock came under pressure following the September attacks and has failed to rebound quite as sharply as comparable securities brokerage firms. However, we do not believe that any of the issues concerning investors diminishes the long-term earnings power and free cash flow generation capacity of the firm. We believe the fears are overstated and expect market share gains and management's gradual resolution of these short-term issues could lead to higher valuation over the next 12-18 months.

Market Outlook
The U.S. financial markets ended the year remarkably close to pre-attack levels, as the Nasdaq Composite Index,/2/ Standard & Poor's 500 Index ("S&P 500")/3/ and Dow Jones Industrial Average/4/ each closed out the year with a vigorous rebound from their late September lows. With layoff announcements and unemployment claims no longer accelerating, housing sales showing resilience, consumer confidence rebounding and incrementally less negative comments from company management, investors bid stocks higher throughout the period in anticipation of a recovery in 2002. We expect the same factors that drove the year-end rally will be the main influence on market direction in the coming year. We also expect continued aggressive monetary stimulus by the Fed, and steadily increasing indications that the worst of the downturn has passed should help lift the stock market.

--------
2The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-US based securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.
3The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index. 4The Dow Jones Industrial Average is the price-weighted average of 30 actively traded blue-chip stocks traded on the New York Stock Exchange. Please note that an investor cannot invest directly in an index.


        3 Smith Barney Funds, Inc. | 2001 Annual Report to Shareholders

Thank you for your investment in the Smith Barney Funds, Inc. - Large Cap Value Fund. We appreciate your business.

        /s/ Heath B. McLendon /s/ Giri Bogavelli  /s/ Steven Craige

        Heath B. McLendon     Giri Bogavelli, CFA Steven J. Craige, CFA
        Chairman              Vice President      Vice President

January 31, 2002

The information provided in this letter represents the opinion of the managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolio. Please refer to pages 10 and 11 for a list and percentage breakdown of the Portfolio's holdings. Also, please note that any discussion of the Portfolio's holdings is as of December 31, 2001, and is subject to change.


        4 Smith Barney Funds, Inc. | 2001 Annual Report to Shareholders

           SMITH BARNEY LARGE CAP VALUE FUND at a Glance (unaudited)


 TOP TEN HOLDINGS*+

 1. Exxon Mobil Corp....................................... 4.4%
 2. Tyco International Ltd................................. 4.0
 3. American Express Co.................................... 3.5
 4. Wells Fargo & Co....................................... 3.4
 5. J.P. Morgan Chase & Co................................. 3.1
 6. Kimberly-Clark Corp.................................... 3.1
 7. Verizon Communications Inc............................. 3.1
 8. The Hartford Financial Services Group, Inc............. 3.0
 9. Marsh & McLennan Cos., Inc............................. 2.9
10. Bank of America Corp................................... 2.9

                          INDUSTRY DIVERSIFICATION*+

[CHART]

10.6%    Banking
 7.5%    Drugs
 4.4%    Electric Utility
10.3%    Financial Services
 8.1%    Insurance
11.1%    Integrated Oil
 4.6%    Natural Gas
 4.9%    Office Equipment
 4.4%    Oil and Gas Drilling
 6.7%    Telephone
27.4%    Other

                            INVESTMENT BREAKDOWN*++

Investment Breakdown*++

       [CHART]

 7.9% Repurchase Agreement
92.1% Common Stock


*These holdings are as of December 31, 2001 and are subject to change. +As a percentage of total common stock.
++As a percentage of total investments.



        5 Smith Barney Funds, Inc. | 2001 Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES



             Net Asset Value
            -----------------
            Beginning   End    Income   Capital Gain    Return      Total
 Year Ended  of Year  of Year Dividends Distributions of Capital Returns/(1)+/
 -----------------------------------------------------------------------------
  12/31/01   $17.59   $15.86    $0.18       $0.00       $0.00       (8.81)%
 ----------------------------------------------------------------------------
  12/31/00    17.00    17.59     0.20        1.39        0.00       12.92
 ----------------------------------------------------------------------------
  12/31/99    18.28    17.00     0.20        0.85        0.06       (0.91)
 ----------------------------------------------------------------------------
  12/31/98    17.09    18.28     0.23        1.06        0.00       14.61
 ----------------------------------------------------------------------------
  12/31/97    14.79    17.09     0.29        1.50        0.00       27.86
 ----------------------------------------------------------------------------
  12/31/96    14.59    14.79     0.36        1.79        0.00       16.06
 ----------------------------------------------------------------------------
  12/31/95    12.18    14.59     0.39        1.18        0.00       33.05
 ----------------------------------------------------------------------------
  12/31/94    13.31    12.18     0.42        0.14        0.00       (4.31)
 ----------------------------------------------------------------------------
  12/31/93    12.48    13.31     0.46        0.73        0.00       16.38
 ----------------------------------------------------------------------------
  12/31/92    12.51    12.48     0.51        0.40        0.00        7.23
 ----------------------------------------------------------------------------
  Total                         $3.24       $9.04       $0.06
 ----------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES

                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain    Return      Total
Year Ended              of Year  of Year Dividends Distributions of Capital Returns/(1)+/
-----------------------------------------------------------------------------------------
12/31/01                $17.53   $15.82    $0.04       $0.00       $0.00       (9.55)%
----------------------------------------------------------------------------------------
12/31/00                 16.94    17.53     0.05        1.39        0.00       12.01
----------------------------------------------------------------------------------------
12/31/99                 18.21    16.94     0.05        0.85        0.06       (1.66)
----------------------------------------------------------------------------------------
12/31/98                 17.03    18.21     0.09        1.06        0.00       13.71
----------------------------------------------------------------------------------------
12/31/97                 14.74    17.03     0.15        1.50        0.00       26.83
----------------------------------------------------------------------------------------
12/31/96                 14.54    14.74     0.24        1.79        0.00       15.22
----------------------------------------------------------------------------------------
12/31/95                 12.15    14.54     0.29        1.18        0.00       32.07
----------------------------------------------------------------------------------------
Inception* -- 12/31/94   12.54    12.15     0.09        0.14        0.00       (1.28)++
----------------------------------------------------------------------------------------
Total                                      $1.00       $7.91       $0.06
----------------------------------------------------------------------------------------


        6 Smith Barney Funds, Inc. | 2001 Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS L SHARES


                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain    Return      Total
Year Ended              of Year  of Year Dividends Distributions of Capital Returns/(1)+/
-----------------------------------------------------------------------------------------
12/31/01                $17.55   $15.83    $0.04       $0.00       $0.00       (9.57)%
----------------------------------------------------------------------------------------
12/31/00                 16.95    17.55     0.05        1.39        0.00       12.08
----------------------------------------------------------------------------------------
12/31/99                 18.22    16.95     0.05        0.85        0.06       (1.65)
----------------------------------------------------------------------------------------
12/31/98                 17.05    18.22     0.10        1.06        0.00       13.73
----------------------------------------------------------------------------------------
12/31/97                 14.76    17.05     0.16        1.50        0.00       26.85
----------------------------------------------------------------------------------------
12/31/96                 14.57    14.76     0.24        1.79        0.00       15.15
----------------------------------------------------------------------------------------
12/31/95                 12.18    14.57     0.29        1.18        0.00       32.01
----------------------------------------------------------------------------------------
12/31/94                 13.30    12.18     0.34        0.14        0.00       (4.91)
----------------------------------------------------------------------------------------
12/31/93                 12.48    13.30     0.36        0.73        0.00       15.46
----------------------------------------------------------------------------------------
Inception* -- 12/31/92   12.87    12.48     0.06        0.40        0.00       (0.57)++
----------------------------------------------------------------------------------------
Total                                      $1.69       $9.04       $0.06
----------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS Y SHARES

                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain    Return      Total
Year Ended              of Year  of Year Dividends Distributions of Capital Returns/(1)+/
-----------------------------------------------------------------------------------------
12/31/01                $17.60   $15.86    $0.24       $0.00       $0.00       (8.55)%
----------------------------------------------------------------------------------------
12/31/00                 17.01    17.60     0.26        1.39        0.00       13.30
----------------------------------------------------------------------------------------
12/31/99                 18.28    17.01     0.26        0.85        0.06       (0.54)
----------------------------------------------------------------------------------------
12/31/98                 17.09    18.28     0.29        1.06        0.00       14.96
----------------------------------------------------------------------------------------
12/31/97                 14.80    17.09     0.35        1.50        0.00       28.21
----------------------------------------------------------------------------------------
Inception* -- 12/31/96   15.06    14.80     0.41        1.79        0.00       12.86+
----------------------------------------------------------------------------------------
Total                                      $1.81       $6.59       $0.06
----------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS Z SHARES

                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain    Return      Total
Year Ended              of Year  of Year Dividends Distributions of Capital Returns/(1)+/
-----------------------------------------------------------------------------------------
12/31/01                $17.63   $15.89    $0.24       $0.00       $0.00       (8.53)%
----------------------------------------------------------------------------------------
12/31/00                 17.04    17.63     0.26        1.39        0.00       13.27
----------------------------------------------------------------------------------------
12/31/99                 18.31    17.04     0.26        0.85        0.06       (0.54)
----------------------------------------------------------------------------------------
12/31/98                 17.12    18.31     0.29        1.06        0.00       14.95
----------------------------------------------------------------------------------------
12/31/97                 14.82    17.12     0.35        1.50        0.00       28.27
----------------------------------------------------------------------------------------
12/31/96                 14.61    14.82     0.41        1.79        0.00       16.47
----------------------------------------------------------------------------------------
12/31/95                 12.19    14.61     0.42        1.18        0.00       33.41
----------------------------------------------------------------------------------------
Inception* -- 12/31/94   12.54    12.19     0.12        0.14        0.00       (0.73)++
----------------------------------------------------------------------------------------
Total                                      $2.35       $7.91       $0.06
----------------------------------------------------------------------------------------

  It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.



        7 Smith Barney Funds, Inc. | 2001 Annual Report to Shareholders

 AVERAGE ANNUAL TOTAL RETURNS+



                                            Without Sales Charges/(1)/
                                   --------------------------------------------
                                   Class A  Class B  Class L  Class Y  Class Z
-------------------------------------------------------------------------------
Year Ended 12/31/01                 (8.81)%  (9.55)%  (9.57)%  (8.55)%  (8.53)%
-------------------------------------------------------------------------------
Five Years Ended 12/31/01            8.38     7.52     7.54     8.72     8.73
-------------------------------------------------------------------------------
Ten Years Ended 12/31/01            10.67      N/A      N/A      N/A    10.93
-------------------------------------------------------------------------------
Inception* through 12/31/01         11.71    11.37    10.19     9.57    10.88
-------------------------------------------------------------------------------
                                             With Sales Charges/(2)/
                                   --------------------------------------------
                                   Class A  Class B  Class L  Class Y  Class Z
-------------------------------------------------------------------------------
Year Ended 12/31/01                (13.39)% (14.06)% (11.38)%  (8.55)%  (8.53)%
-------------------------------------------------------------------------------
Five Years Ended 12/31/01            7.27     7.37     7.32     8.72     8.73
-------------------------------------------------------------------------------
Ten Years Ended 12/31/01            10.11      N/A      N/A      N/A    10.93
-------------------------------------------------------------------------------
Inception* through 12/31/01         11.51    11.37    10.07     9.57    10.88
-------------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS+

                                             Without Sales Charges/(1)/
-----------------------------------------------------------------------
Class A (12/31/91 through 12/31/01)                   175.71%
----------------------------------------------------------------------
Class B (Inception* through 12/31/01)                 115.87
----------------------------------------------------------------------
Class L (Inception* through 12/31/01)                 141.29
----------------------------------------------------------------------
Class Y (Inception* through 12/31/01)                  71.42
----------------------------------------------------------------------
Class Z (Inception* through 12/31/01)                 182.25
----------------------------------------------------------------------
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 +The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 * The inception dates for Class A, B, L, Y and Z shares are May 18, 1967, November 7, 1994, December 2, 1992, February 6, 1996 and November 7, 1994, respectively.


        8 Smith Barney Funds, Inc. | 2001 Annual Report to Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)

Growth of $10,000 Invested in Class A Shares of the
Large Cap Value Fund vs. the Russell 1000 Value Index+
--------------------------------------------------------------------------------
                        December 1991 -- December 2001



[CHART]
            Large Cap Value Fund   Russell 1000 Value Index

Dec 1991                   9,499                     10,000
Dec 1992                  10,185                     11,381
Dec 1993                  11,854                     13,443
Dec 1994                  11,342                     13,176
Dec 1995                  15,091                     18,228
Dec 1996                  17,515                     22,171
Dec 1997                  22,395                     29,971
Dec 1998                  25,666                     34,657
Dec 1999                  25,432                     41,030
Dec 2000                  28,719                     43,908
Dec 2001                  26,189                     41,451


+Hypothetical illustration of $10,000 invested in Class A shares on December
 31, 1991, assuming deduction of the maximum 5.00% sales charge and reinvestment of dividends and capital gains, if any, at net asset value through December 31, 2001. The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less than average growth orientation. Companies in this Index generally have low price to book and price/earnings ratios, higher dividend yields and lower forecasted growth values. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor may not invest directly in an index. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  Allfigures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholders tax liability on dividends or capital gains.


        9 Smith Barney Funds, Inc. | 2001 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS                            DECEMBER 31, 2001




  SHARES                SECURITY                 VALUE
----------------------------------------------------------
COMMON STOCK -- 92.1%
Banking -- 9.8%
    504,160 Bank of America Corp.             $ 31,736,872
    953,460 J.P. Morgan Chase & Co.             34,658,271
    656,000 Mellon Financial Corp.              24,678,720
    494,500 Merrill Lynch & Co., Inc.           25,773,340
----------------------------------------------------------
                                               116,847,203
----------------------------------------------------------
Basic Materials -- 3.7%
    750,200 Tyco International Ltd.             44,186,780
----------------------------------------------------------
Capital Goods -- 0.9%
    185,394 Emerson Electric Co.                10,585,997
----------------------------------------------------------
Chemicals -- 2.0%
    700,000 The Dow Chemical Co.                23,646,000
----------------------------------------------------------
Communication Services -- 2.9%
    720,536 Verizon Communications Inc.         34,196,639
----------------------------------------------------------
Consumer Cyclical -- 3.4%
  1,397,000 The Gap, Inc.                       19,474,180
    850,000 Masco Corp.                         20,825,000
----------------------------------------------------------
                                                40,299,180
----------------------------------------------------------
Consumer Services -- 3.3%
    330,971 Carnival Corp.                       9,293,666
    385,000 First Data Corp.                    30,203,250
----------------------------------------------------------
                                                39,496,916
----------------------------------------------------------
Diversified Machinery -- 2.5%
    450,000 Illinois Tool Works Inc.            30,474,000
----------------------------------------------------------
Drugs -- 6.9%
    429,769 American Home Products Corp.        26,370,626
    593,033 Bristol-Myers Squibb Co.            30,244,683
    328,500 Eli Lilly & Co.                     25,800,390
----------------------------------------------------------
                                                82,415,699
----------------------------------------------------------
Electric Utility -- 4.0%
    325,000 American Electric Power Co., Inc.   14,147,250
    418,700 Duke Energy Corp.                   16,438,162
    362,777 Exelon Corp.                        17,369,763
----------------------------------------------------------
                                                47,955,175
----------------------------------------------------------
Financial Services -- 9.4%
  1,069,600 American Express Co.                38,174,024
    350,000 Fannie Mae                          27,825,000
    162,300 Morgan Stanley Dean Witter & Co.     9,079,062
    873,800 Wells Fargo & Co.                   37,966,610
----------------------------------------------------------
                                               113,044,696
----------------------------------------------------------
Household Products -- 2.9%
    577,200 Kimberly-Clark Corp.                34,516,560
----------------------------------------------------------

                      See Notes to Financial Statements.


       10 Smith Barney Funds, Inc. | 2001 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)              DECEMBER 31, 2001



  SHARES                     SECURITY                       VALUE
----------------------------------------------------------------------
Insurance -- 7.5%
    349,046 The Chubb Corp.                             $   24,084,174
    530,000 The Hartford Financial Services Group, Inc.     33,299,900
    300,000 Marsh & McLennan Cos., Inc.                     32,235,000
----------------------------------------------------------------------
                                                            89,619,074
----------------------------------------------------------------------
Integrated Oil -- 10.3%
    440,000 BP Amoco PLC                                    20,464,400
    277,500 Chevron Texaco Corp.                            24,866,775
  1,029,085 Conoco Inc.                                     29,123,105
  1,228,244 Exxon Mobil Corp.                               48,269,989
----------------------------------------------------------------------
                                                           122,724,269
----------------------------------------------------------------------
Natural Gas -- 4.2%
    603,100 El Paso Corp.                                   26,904,291
    925,000 The Williams Cos., Inc.                         23,606,000
----------------------------------------------------------------------
                                                            50,510,291
----------------------------------------------------------------------
Office Equipment -- 4.5%
    240,000 International Business Machines Corp.           29,030,400
    675,077 Pitney Bowes Inc.                               25,389,646
----------------------------------------------------------------------
                                                            54,420,046
----------------------------------------------------------------------
Oil and Gas Drilling -- 4.1%
    592,124 Diamond Offshore Drilling, Inc.                 18,000,570
    914,700 Transocean Sedco Forex Inc.                     30,935,154
----------------------------------------------------------------------
                                                            48,935,724
----------------------------------------------------------------------
Publishing -- 1.8%
    360,933 The McGraw-Hill Cos., Inc.                      22,009,694
----------------------------------------------------------------------
Raw and Intermediate Materials -- 1.9%
    639,587 Alcoa Inc.                                      22,737,318
----------------------------------------------------------------------
Telephone -- 6.1%
    430,000 ALLTEL Corp.                                    26,543,900
    507,325 SBC Communications Inc.                         19,871,920
  1,340,537 Sprint Corp.                                    26,917,983
----------------------------------------------------------------------
                                                            73,333,803
----------------------------------------------------------------------
            TOTAL COMMON STOCK
            (Cost -- $902,105,189)                       1,101,955,064
----------------------------------------------------------------------

   FACE
  AMOUNT                                                 SECURITY                                                   VALUE
------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 7.9%
$95,020,000 Goldman Sachs & Co., 1.680% due 1/2/02; Proceeds at maturity -- $95,028,869;
              (Fully collateralized by U.S. Treasury Bills, Notes, Bonds and Inflation Indexed Notes, 0.000% to
              14.250% due 1/10/02 to 8/15/27; Market value -- $97,394,563) (Cost -- $95,020,000)                    95,020,000
------------------------------------------------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $997,125,189*)                                                                             $1,196,975,064
------------------------------------------------------------------------------------------------------------------------------

* Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.


       11 Smith Barney Funds, Inc. | 2001 Annual Report to Shareholders

 STATEMENT OF ASSETS AND LIABILITIES                DECEMBER 31, 2001


ASSETS:
   Investments, at value (Cost -- $997,125,189)                       $1,196,975,064
   Receivable for Fund shares sold                                         2,650,012
   Dividends and interest receivable                                       1,001,987
------------------------------------------------------------------------------------
   Total Assets                                                        1,200,627,063
------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                       10,889,168
   Payable for Fund shares purchased                                       1,661,666
   Management fee payable                                                    566,100
   Distribution fees payable                                                  87,613
   Payable to bank                                                             5,434
   Accrued expenses                                                          162,862
------------------------------------------------------------------------------------
   Total Liabilities                                                      13,372,843
------------------------------------------------------------------------------------
Total Net Assets                                                      $1,187,254,220
------------------------------------------------------------------------------------
NET ASSETS:
   Par value of capital shares                                        $      748,673
   Capital paid in excess of par value                                   991,637,860
   Undistributed net investment income                                       203,417
   Accumulated net realized loss from security transactions               (5,185,605)
   Net unrealized appreciation of investments                            199,849,875
------------------------------------------------------------------------------------
Total Net Assets                                                      $1,187,254,220
------------------------------------------------------------------------------------
Shares Outstanding:
   Class A                                                                37,601,371
------------------------------------------------------------------------------------
   Class B                                                                 5,571,059
------------------------------------------------------------------------------------
   Class L                                                                 6,407,532
------------------------------------------------------------------------------------
   Class Y                                                                15,135,393
------------------------------------------------------------------------------------
   Class Z                                                                10,151,991
------------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                             $15.86
------------------------------------------------------------------------------------
   Class B *                                                                  $15.82
------------------------------------------------------------------------------------
   Class L **                                                                 $15.83
------------------------------------------------------------------------------------
   Class Y (and redemption price)                                             $15.86
------------------------------------------------------------------------------------
   Class Z (and redemption price)                                             $15.89
------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 5.26% of net asset value per share)          $16.69
------------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)          $15.99
------------------------------------------------------------------------------------

 *Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2). **Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.


       12 Smith Barney Funds, Inc. | 2001 Annual Report to Shareholders

 STATEMENT OF OPERATIONS                    FOR THE YEAR ENDED DECEMBER 31, 2001



INVESTMENT INCOME:
   Dividends                                                                    $   24,047,258
   Interest                                                                          1,011,873
   Less: Foreign withholding tax                                                       (63,096)
----------------------------------------------------------------------------------------------
   Total Investment Income                                                          24,996,035
----------------------------------------------------------------------------------------------
EXPENSES:
   Management fee (Note 2)                                                           7,027,781
   Distribution fees (Note 2)                                                        3,629,077
   Shareholder and system servicing fees                                               603,402
   Shareholder communications                                                           78,601
   Registration fees                                                                    69,351
   Custody                                                                              56,622
   Audit and legal                                                                      31,409
   Directors' fees                                                                      12,981
   Other                                                                                14,246
----------------------------------------------------------------------------------------------
   Total Expenses                                                                   11,523,470
----------------------------------------------------------------------------------------------
Net Investment Income                                                               13,472,565
----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3):
   Realized Loss From Security Transactions (excluding short-term securities):
     Proceeds from sales                                                           383,045,018
     Cost of securities sold                                                       385,928,112
----------------------------------------------------------------------------------------------
   Net Realized Loss                                                                (2,883,094)
----------------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of year                                                             329,247,802
     End of year                                                                   199,849,875
----------------------------------------------------------------------------------------------
   Decrease in Net Unrealized Appreciation                                        (129,397,927)
----------------------------------------------------------------------------------------------
Net Loss on Investments                                                           (132,281,021)
----------------------------------------------------------------------------------------------
Decrease in Net Assets From Operations                                          $ (118,808,456)
----------------------------------------------------------------------------------------------




                      See Notes to Financial Statements.


       13 Smith Barney Funds, Inc. | 2001 Annual Report to Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS  FOR THE YEARS ENDED DECEMBER 31,




                                                          2001            2000
------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                             $   13,472,565  $   14,226,874
   Net realized gain (loss)                              (2,883,094)     98,247,756
   Increase (decrease) in net unrealized
     appreciation                                      (129,397,927)     37,857,378
----------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From
     Operations                                        (118,808,456)    150,332,008
----------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                (13,319,474)    (14,158,217)
   Net realized gains                                            --     (98,048,985)
----------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to
     Shareholders                                       (13,319,474)   (112,207,202)
----------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
   Net proceeds from sales                              193,879,661     176,692,486
   Net asset value of the shares issued in
     connection with the transfer of
     Citifund Growth and Income Fund's net assets
       (Note 7)                                                  --      20,264,756
   Net asset value of shares issued for
     reinvestment of dividends                            8,884,916      83,580,582
   Cost of shares reacquired                           (202,381,878)   (308,047,645)
----------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Fund
     Share Transactions                                     382,699     (27,509,821)
----------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                      (131,745,231)     10,614,985

NET ASSETS:
   Beginning of year                                  1,318,999,451   1,308,384,466
----------------------------------------------------------------------------------
   End of year*                                      $1,187,254,220  $1,318,999,451
----------------------------------------------------------------------------------
* Includes undistributed net investment income of:         $203,417         $50,326
----------------------------------------------------------------------------------

                      See Notes to Financial Statements.


       14 Smith Barney Funds, Inc. | 2001 Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies

The Large Cap Value Fund ("Portfolio") is a separate investment portfolio of the Smith Barney Funds, Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of this Portfolio and two other separate investment portfolios: U.S. Government Securities Fund and Short-Term High Grade Bond Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government and agency obligations are valued at the mean between the bid and ask prices;
(c) securities, other than U.S. government agencies and obligations, that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (d) securities maturing within 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) direct expenses are charged to each class; management fees and general portfolio expenses are allocated on the basis of relative net assets by class; (i) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and
    Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Portfolio. The Portfolio pays SBFM a management fee calculated at an annual rate of 0.60% on the Portfolio's average daily net assets up to $500 million, 0.55% on the next $500 million and 0.50% on average daily net assets in excess of $1.0 billion. These fees are calculated daily and paid monthly.

Travelers Bank & Trust, fsb. ("TB&T"), formerly known as Citi Fiduciary Trust Company, another subsidiary of Citigroup, acts as the Portfolio's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. TB&T receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by TB&T. For the year ended December 31, 2001, the Portfolio paid transfer agent fees of $562,261 to TB&T.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Portfolio's distributor. In addition, SSB acts as the primary broker for the Portfolio's agency transactions. Certain other broker-dealers continue to sell Portfolio shares to the public as members of the selling


       15 Smith Barney Funds, Inc. | 2001 Annual Report to Shareholders group. For the year ended December 31, 2001, SSB and its affiliates received total brokerage commissions of $5,719.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs less than one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which when combined with current holdings of Class A shares equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2001, CDSCs paid to SSB and sales charges received by SSB, were approximately as follows:

                              Class A Class B  Class L
-------------------------------------------------------
CDSCs                              -- $193,000 $ 18,000
----------------------------- ------- -------- --------
Sales charges                 $360,00       --  165,000
-------------------------------------------------------

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Portfolio also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets of each class. For the year ended December 31, 2001 total Distribution Plan fees were as follows:

                               Class A   Class B   Class L
------------------------------------------------------------
Distribution Plan Fees        $1,619,652 $954,922 $1,054,503
------------------------------------------------------------

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the year ended December 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

----------------------------------------------------
Purchases                               $305,154,066
----------------------------------------------------
Sales                                    383,045,018
----------------------------------------------------

At December 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

----------------------------------------------------
Gross unrealized appreciation          $212,499,515
Gross unrealized depreciation           (12,649,640)
----------------------------------------------------
Net unrealized appreciation            $199,849,875
----------------------------------------------------

4. Repurchase Agreements

The Portfolio purchases (and its custodian take possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Lending of Portfolio Securities

The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded in interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

Income earned by the Fund from securities loaned for the year ended December 31, 2001 was $14,237.

At December 31, 2001 the Fund did not have any securities on loan.


       16 Smith Barney Funds, Inc. | 2001 Annual Report to Shareholders

6. Capital Shares

At December 31, 2001, the Fund had two billion shares of capital stock authorized with a par value of $0.01 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At December 31, 2001, total paid-in capital amounted to the following for each class:

                      Class A      Class B      Class L      Class Y      Class Z
------------------------------------------------------------------------------------
Total Paid-in
 Capital            $378,478,029 $102,922,738 $108,081,325 $261,054,084 $141,850,357
------------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                            Year Ended                 Year Ended
                        December 31, 2001           December 31, 2000
                    -------------------------  --------------------------
                      Shares       Amount        Shares        Amount
--------------------------------------------------------------------------
Class A
Shares sold          4,623,954  $  76,118,149    3,569,240  $  62,231,406
Net asset value of
 shares issued in
 connection with
 the transfer of
 the Citifund
 Growth and Income
 Fund's net assets
 (Note 7)                   --             --    1,106,516     19,598,799
Shares issued on
 reinvestment          377,220      6,066,486    3,079,326     54,088,667
Shares reacquired   (7,444,511)  (121,321,179) (11,491,674)  (195,944,886)
--------------------------------------------------------------------------
Net Decrease        (2,443,337) $ (39,136,544)  (3,736,592) $ (60,026,014)
--------------------------------------------------------------------------
Class B
Shares sold            986,301  $  16,221,823    1,017,834  $  17,396,136
Net asset value of
 shares issued in
 connection
 with the transfer
 of the Citifund
 Growth and
 Income Fund's net
 assets (Note 7)            --             --       37,725        665,957
Shares issued on
 reinvestment           12,179        195,512      426,489      7,473,046
Shares reacquired   (1,327,351)   (21,714,684)  (2,576,754)   (43,412,653)
--------------------------------------------------------------------------
Net Decrease          (328,871) $  (5,297,349)  (1,094,706) $ (17,877,514)
--------------------------------------------------------------------------
Class L
Shares sold          1,555,786  $  25,983,914    1,564,175  $  26,865,921
Shares issued on
 reinvestment           15,557        249,882      430,098      7,545,152
Shares reacquired   (1,082,115)   (17,687,461)  (1,841,857)   (31,098,504)
--------------------------------------------------------------------------
Net Increase           489,228  $   8,546,335      152,416  $   3,312,569
--------------------------------------------------------------------------
Class Y
Shares sold          3,015,926  $  50,052,338    2,960,701  $  50,586,170
Shares reacquired   (1,489,494)   (24,726,623)    (227,096)    (3,949,719)
--------------------------------------------------------------------------
Net Increase         1,526,432  $  25,325,715    2,733,605  $  46,636,451
--------------------------------------------------------------------------
Class Z
Shares sold          1,518,695  $  25,503,437    1,126,018  $  19,612,853
Shares issued on
 reinvestment          147,418      2,373,036      822,475     14,473,717
Shares reacquired   (1,031,608)   (16,931,931)  (1,985,619)   (33,641,883)
--------------------------------------------------------------------------
Net Increase
 (Decrease)            634,505  $  10,944,542      (37,126) $     444,687
--------------------------------------------------------------------------

       17 Smith Barney Funds, Inc. | 2001 Annual Report to Shareholders

7. Transfer of Net Assets

On October 6, 2000, the Portfolio acquired the assets and liabilities of the Citifunds Growth and Income Fund ("Citifund") pursuant to a plan of reorganization approved by Citifund shareholders on October 2, 2000. Total shares issued by the Portfolio, the total net assets of the Citifund and total net assets of the Portfolio on the date of the transfer were as follows:

                                              Shares Issued   Total Net Assets Total Net Assets
Acquired Portfolio                           by the Portfolio of the Citifund  of the Portfolio
-----------------------------------------------------------------------------------------------
Citifund                                        1,144,241       $20,264,756     $1,229,604,237
-----------------------------------------------------------------------------------------------

The total net assets of the Citifund before acquisition include unrealized depreciation of $32,293. Total net assets of the Portfolio immediately after the transfer were $1,249,868,993. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

8. Capital Loss Carryforward

At December 31, 2001, the Portfolio had, for Federal income tax purposes, a capital loss carryforward of approximately $4,172,000, available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and year of expiration for each carryforward loss is indicated below:

                                              2007       2009
                ------------------------------------------------
                Capital Loss Carryforwards $1,536,000 $2,636,000
                ------------------------------------------------

       18 Smith Barney Funds, Inc. | 2001 Annual Report to Shareholders

 FINANCIAL HIGHLIGHTS


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class A Shares                           2001/(1)/  2000/(1)/   1999/(1)/   1998/(1)/     1997
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $17.59      $17.00     $18.28      $17.09    $14.79
-----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                       0.18        0.20       0.20        0.24      0.29
 Net realized and unrealized gain (loss)    (1.73)       1.98      (0.37)       2.24      3.80
-----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (1.55)       2.18      (0.17)       2.48      4.09
-----------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                      (0.18)      (0.20)     (0.20)      (0.23)    (0.29)
 Net realized gains/(2)/                       --       (1.39)     (0.85)      (1.06)    (1.50)
 Capital                                       --          --      (0.06)         --        --
-----------------------------------------------------------------------------------------------
Total Distributions                         (0.18)      (1.59)     (1.11)      (1.29)    (1.79)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $15.86      $17.59     $17.00      $18.28    $17.09
-----------------------------------------------------------------------------------------------
Total Return                                (8.81)%     12.92%     (0.91)%     14.61%    27.86%
-----------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $596,386    $704,463   $744,405    $821,003  $758,708
-----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                    0.89%       0.90%      0.90%       0.90%     0.92%
 Net investment income                       1.11        1.18       1.09        1.29      1.71
-----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        25%         31%        34%         48%       40%
-----------------------------------------------------------------------------------------------


Class B Shares                           2001/(1)/   2000/(1)/ 1999/(1)/    1998/(1)/     1997
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $17.53      $16.94     $18.21      $17.03    $14.74
-----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                       0.04        0.07       0.06        0.09      0.16
 Net realized and unrealized gain (loss)    (1.71)       1.96      (0.37)       2.24      3.78
-----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (1.67)       2.03      (0.31)       2.33      3.94
-----------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                      (0.04)      (0.05)     (0.05)      (0.09)    (0.15)
 Net realized gains/(2)/                       --       (1.39)     (0.85)      (1.06)    (1.50)
 Capital                                       --          --      (0.06)         --        --
-----------------------------------------------------------------------------------------------
Total Distributions                         (0.04)      (1.44)     (0.96)      (1.15)    (1.65)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $15.82      $17.53     $16.94      $18.21    $17.03
-----------------------------------------------------------------------------------------------
Total Return                                (9.55)%     12.01%     (1.66)%     13.71%    26.83%
-----------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)            $88,121    $103,442   $118,477     $69,786   $28,525
-----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                    1.74%       1.68%      1.67%       1.69%     1.71%
 Net investment income                       0.26        0.39       0.32        0.51      0.92
-----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        25%         31%        34%         48%       40%
-----------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)Net short-term gains, if any, are included and reported as ordinary income for income tax purposes.

       19 Smith Barney Funds, Inc. | 2001 Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class L Shares                           2001/(1)/   2000/(1)/  1999/(1)/   1998/(1)(2)/     1997
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $17.55      $16.95     $18.22       $17.05     $14.76
-------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                        0.05        0.07       0.06         0.09       0.16
 Net realized and unrealized gain (loss)     (1.73)       1.97      (0.37)        2.24       3.79
-------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (1.68)       2.04      (0.31)        2.33       3.95
-------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                       (0.04)      (0.05)     (0.05)       (0.10)     (0.16)
 Net realized gains/(3)/                        --       (1.39)     (0.85)       (1.06)     (1.50)
 Capital                                        --          --      (0.06)          --         --
-------------------------------------------------------------------------------------------------
Total Distributions                          (0.04)      (1.44)     (0.96)       (1.16)     (1.66)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $15.83      $17.55     $16.95       $18.22     $17.05
-------------------------------------------------------------------------------------------------
Total Return                                 (9.57)%     12.08%     (1.65)%      13.73%     26.85%
-------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)            $101,454    $103,863    $97,745      $66,190    $42,115
-------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                     1.71%       1.67%      1.66%        1.67%      1.69%
 Net investment income                        0.29        0.40       0.34         0.52       0.93
-------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         25%         31%        34%          48%        40%
-------------------------------------------------------------------------------------------------

Class Y Shares                           2001/(1)/   2000/(1)/  1999/(1)/    1998/(1)/       1997
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $17.60      $17.01     $18.28       $17.09     $14.80
-------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                        0.23        0.26       0.26         0.30       0.38
 Net realized and unrealized gain (loss)     (1.73)       1.98      (0.36)        2.24       3.76
-------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (1.50)       2.24      (0.10)        2.54       4.14
-------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                       (0.24)      (0.26)     (0.26)       (0.29)     (0.35)
 Net realized gains/(3)/                        --       (1.39)     (0.85)       (1.06)     (1.50)
 Capital                                        --          --      (0.06)          --         --
-------------------------------------------------------------------------------------------------
Total Distributions                          (0.24)      (1.65)     (1.17)       (1.35)     (1.85)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $15.86      $17.60     $17.01       $18.28     $17.09
-------------------------------------------------------------------------------------------------
Total Return                                 (8.55)%     13.30%     (0.54)%      14.96%     28.21%
-------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)            $240,016    $239,463   $184,974     $159,084   $111,690
-------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                     0.58%       0.57%      0.58%        0.58%      0.60%
 Net investment income                        1.41        1.50       1.41         1.61       2.06
-------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         25%         31%        34%          48%        40%
-------------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)On June 12, 1998, Class C shares were renamed Class L shares.
(3)Net short-term gains, if any, are included and reported as ordinary income for income tax purposes.

       20 Smith Barney Funds, Inc. | 2001 Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class Z Shares                           2001/(1)/   2000/(1)/  1999/(1)/   1998/(1)/      1997
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $17.63      $17.04     $18.31      $17.12    $14.82
------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                        0.24        0.26       0.26        0.30      0.35
 Net realized and unrealized gain (loss)     (1.74)       1.98      (0.36)       2.24      3.80
------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (1.50)       2.24      (0.10)       2.54      4.15
------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                       (0.24)      (0.26)     (0.26)      (0.29)    (0.35)
 Net realized gains/(2)/                        --       (1.39)     (0.85)      (1.06)    (1.50)
 Capital                                        --          --      (0.06)         --        --
------------------------------------------------------------------------------------------------
Total Distributions                          (0.24)      (1.65)     (1.17)      (1.35)    (1.85)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $15.89      $17.63     $17.04      $18.31    $17.12
------------------------------------------------------------------------------------------------
Total Return                                 (8.53)%     13.27%     (0.54)%     14.95%    28.27%
------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)            $161,277    $167,768   $162,783    $187,352  $144,008
------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                     0.58%       0.58%      0.58%       0.59%     0.60%
 Net investment income                        1.42        1.49       1.40        1.61      2.03
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         25%         31%        34%         48%       40%
------------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)Net short-term gains, if any, are included and reported as ordinary income for income tax purposes.


 TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Portfolio hereby designates for the fiscal year ended December 31, 2001:

    . A corporate dividends received deduction of 100%.

       21 Smith Barney Funds, Inc. | 2001 Annual Report to Shareholders

 INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Shareholders of Smith Barney Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Large Cap Value Fund of Smith Barney Funds, Inc. ("Fund") as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                          /s/ KPMG LLP
New York, New York
February 8, 2002

       22 Smith Barney Funds, Inc. | 2001 Annual Report to Shareholders

 ADDITIONAL INFORMATION (UNAUDITED)


Information about Directors and Officers

The business and affairs of the Large Cap Value Fund are managed under the direction of the Smith Barney Funds, Inc.'s ("Investment Company") Board of Directors. Information pertaining to the Directors and Officers of the Investment Company is set forth below. The Statement of Additional Information includes additional information about Investment Company directors and is available without charge, upon request by calling the Investment Company's transfer agent (PFPC Global Fund Services at 1-800-331-1710).

                                                                                                  Number of
                                                                                                 Investment
                                                                                                  Companies
                                                                            Principal              in Fund
                                                 Term of Office*          Occupation(s)            Complex          Other
                                Position(s) Held  and Length of            During Past           Overseen by    Directorships
Name, Address and Age              with Fund       Time Served             Five Years             Director     Held by Director
---------------------------------------------------------------------------------------------------------------------------------
Non-Interested Directors:
Lee Abraham                         Director       Since 1999    Retired; Former Chairman and         9      Signet Group PLC
13732 LeHavre Dr.                                                CEO of Associated
Frenchman's Creek                                                Merchandising Corp., a major
Palm Beach Gardens, FL 33410                                     retail merchandising
Age 74                                                           organization. Former Director
                                                                 of Galey & Lord, Liz Claiborne,
                                                                 R.G. Barry Corporation and
                                                                 eNote.Com Inc.
Allan J. Bloostein                  Director       Since 1999    President of Allan Bloostein        16      Taubman Centers Inc.
27 West 67th Street, Apt. 5FW                                    Associates, a consulting firm.
New York, NY 10023                                               Former Director of CVS
Age 72                                                           Corporation
Jane F. Dasher                      Director       Since 1999    Controller of PBK Holdings          11              N/A
Korsant Partners                                                 Inc., a family investment
283 Greenwich Avenue, 3rd Floor                                  company
Greenwich, CT 06830
Age 52
Donald R. Foley                     Director       Since 1982    Retired                              9              N/A
3668 Freshwater Drive
Jupiter, FL 33477
Age 79
Richard E. Hanson Jr.               Director       Since 1999    Retired; Former Head of the          9              N/A
2751 Vermont Route 140                                           New Atlanta Jewish
Poultney, VT 05764                                               Community High School
Age 60
Dr. Paul Hardin                     Director       Since 1994    Professor of Law & Chancellor       11              N/A
12083 Morehead                                                   Emeritus at the University of
Chapel Hill, NC 27514-8426                                       North Carolina
Age 70
Roderick C. Rasmussen               Director       Since 1982    Investment Counselor                 9              N/A
9 Cadence Court
Morristown, NJ 07960
Age 75

       23 Smith Barney Funds, Inc. | 2001 Annual Report to Shareholders

                                                                                                 Number of
                                                    Term of                                     Investment
                                                    Office*                                      Companies
                                                      and                  Principal              in Fund
                                                   Length of             Occupation(s)            Complex              Other
                              Position(s) Held        Time                During Past           Overseen by        Directorships
Name, Address and Age            with Fund           Served               Five Years             Director         Held by Director
----------------------------------------------------------------------------------------------------------------------------------
Non-Interested Directors:
John P. Toolan               Director              Since 1992   Retired                               9     Trustee John Hancock
7202 Southeast Golf                                                                                         Funds
 Ridge Way
Hobe Sound, Fl 33455
Age 71
Interested Directors:
Heath B. McLendon            Director/Chairman     Since 1995   Managing Director of Salomon         74     SBFM, TIA, The
Salomon Smith Barney Inc.                                       Smith Barney ("SSB");                       Travelers Investment
125 Broad Street, 9th Floor                                     President and Director of Smith             Management Company
New York, NY 10004                                              Barney Fund Management LLC                  ("TIMCO"), Trustee--Drew
Age 68                                                          ("SBFM") and Travelers                      University, Advisory
                                                                Investment Adviser, Inc.                    Director
                                                                ("TIA")                                     M&T Bank

* Directors are elected until the Investment Company's next annual meeting and until their successors are elected and qualified.

Executive Officers:
Lewis E. Daidone             Senior Vice           Since 1990   Managing Director of SSB;           N/A                  N/A
Salomon Smith Barney Inc.    President,                         Director and Senior Vice
125 Broad Street, 11th Floor Treasurer                          President of SBFM and TIA
New York, NY 10004
Age 44

Christina T. Sydor           Secretary             Since 1987   Managing Director of SSB;           N/A                  N/A
Salomon Smith Barney Inc.                                       General Counsel and Secretary
300 First Stamford Place                                        of SBFM and TIA
Stamford, CT 06902
Age 51

Giri Bogavelli               Vice President        Since 2001   Portfolio Manager                   N/A                  N/A
Citigroup Asset Management   Investment Officer
100 First Stamford Place
Stamford, CT 06902
Age 36

Steven J. Craige             Vice President        Since 2001   Portfolio Manager                   N/A                  N/A
Citigroup Asset Management   Investment Officer
100 First Stamford Place
Stamford, CT 06902
Age 51

Paul A. Brook                Controller            Since 1998   Director of SSB;                    N/A                  N/A
Salomon Smith Barney Inc.                                       Managing Director--AMT
125 Broad Street, 9th Floor                                     Capital 1997-1998; Prior to
New York, NY 10004                                              1997, Partner--Ernst & Young
Age 48                                                          LLP


       24 Smith Barney Funds, Inc. | 2001 Annual Report to Shareholders

                           SMITH BARNEY FUNDS, INC.




          DIRECTORS                   INVESTMENT MANAGER
          Lee Abraham                 Smith Barney Fund Management LLC
          Allan J. Bloostein
          Jane F. Dasher              DISTRIBUTOR
          Donald R. Foley             Salomon Smith Barney Inc.
          Richard E. Hanson, Jr.
          Paul Hardin                 CUSTODIAN
          Heath B. McLendon, Chairman State Street Bank and
          Roderick C. Rasmussen         Trust Company
          John P. Toolan
                                      TRANSFER AGENT
          Joseph H. Fleiss, Emeritus  Travelers Bank & Trust, fsb.
                                      125 Broad Street, 11th Floor
          OFFICERS                    New York, New York 10004
          Heath B. McLendon
          President and               SUB-TRANSFER AGENT
          Chief Executive Officer     PFPC Global Fund Services
                                      P.O. Box 9134
          Lewis E. Daidone            Boston, Massachusetts
          Senior Vice President       02205-9134
          and Treasurer

          Giri Bogavelli, CFA
          Vice President

          Steven J. Craige, CFA
          Vice President

          Paul A. Brook
          Controller

          Christina T. Sydor
          Secretary

   Smith Barney Funds, Inc.




 This report is submitted for the general information of the shareholders of Smith Barney Funds, Inc. -- Large Cap Value Fund but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales materials after March 31, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY FUNDS, INC.
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds


 SalomonSmithBarney
 A member of citigroup [LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD0853 2/02

                                 SMITH BARNEY
                                  FUNDS, INC.
                                  SHORT-TERM
                             HIGH GRADE BOND FUND

            CLASSIC SERIES  |  ANNUAL REPORT  |  DECEMBER 31, 2001



                               [LOGO]Smith Barney
                                     Mutual Funds
                Your Serious Money. Professionally Managed./SM/

            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

[PHOTO]              [PHOTO]

HEATH B.             JAMES E.
MCLENDON             CONROY
Chairman             Vice President


Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Funds, Inc. -- Short-Term High Grade Bond Fund ("Portfolio") for the year ended December 31, 2001. In this report, we have summarized the period's prevailing economic and market conditions and outlined our investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Performance Update

For the year ended December 31, 2001, the Portfolio's Class A shares returned 7.76% without sales charges. In comparison, the Salomon Smith
Barney Treasury/Government Sponsored/Corporate 1-5 Year Index ("SSB Index")/1/ returned 8.63% for the same period. Past performance is not indicative of future results.

Market Update and Outlook

As 2001 began, the economy as measured by Gross Domestic Product ("GDP") was growing at very strong pace. In spite of the fact that stock investors were not faring as well, the general belief was that valuations would resume their upward trend after a brief sideways movement. This euphoric attitude set the tone for the events later in the year. On January 3, the U.S. Federal Reserve Board ("Fed") eased monetary policy by 50 basis points/2/, or 0.50%. The action was taken to "provide temporary relief" to signs of economic weakness. Few imagined that this would be the first of 11 easings during the year, taking the cost of interbank borrowing from 6.50% to 1.75% by December.

--------
1 The SSB Index is a broad-based unmanaged index of short-term U.S. Treasury securities. Please note that an investor cannot invest directly in an index. 2 A basis point is 0.01%, or one one-hundredth of a percent.


        1 Smith Barney Funds, Inc. | 2001 Annual Report to Shareholders

After registering a quarterly year-over-year high of 5.2% in the second quarter of 2000, growth as measured by GDP continued to moderate throughout 2001. Most economists declared the recession official in the third quarter. In spite of this, housing starts and sales remained vibrant and inflation was trending lower. These cross-currents only served to confuse investor strategy.

While consumer sentiment is typically driven by work-related conditions, no one could have imagined that September 11 would come to change the attitude of many Americans, and perhaps the world. The television images of that day not only shocked and saddened citizens, but instilled a paranoia and melancholy that resulted in an immediate economic shutdown. A brief spending binge in October prompted by attractive auto financing was overshadowed by media stories of corporate layoffs and the need for economic stimulus from Washington. The question facing government officials was, "What type and degree of policy stimulus would convince Americans to spend?" The question remains unanswered.

Interest rates during the year followed a two-dimensional pattern. Short maturities (three months to two years) followed a fairly simultaneous downward trend with Fed policy moves. Longer dated U.S. Treasury securities (five to 30 years) experienced unprecedented levels of volatility. Fluctuating gasoline prices, the Treasury's surprise abolishment of the 30-year security auction, Enron's bankruptcy and the events of September 11th were just a few of the variables contributing to investor confusion. The table below highlights the year:

                         U.S. Treasury Security Yields

                             12/31/01 12/31/00 High  Low
                             -------- -------- ----  ----
                     3-month   1.72%    5.89%  5.89% 1.67%
                     2-year    3.23     5.09   5.10  2.30
                     5-year    4.53     4.97   5.05  3.46
                     10-year   5.21     5.11   5.51  4.18
                     30-year   5.62     5.46   5.91  4.79

Latent fears and uncertainties will continue to present major hurdles for consumers. While the administration has received high marks for its handling of the war on terrorism, the public's desire and willingness to conduct "business as usual" is in question. It is this reluctance that leads us to believe that interest rates will



        2 Smith Barney Funds, Inc. | 2001 Annual Report to Shareholders remain historically low for a longer period than most expect. A meaningful economic recovery may not begin until the third quarter of 2002. We expect 10- and 30-year Treasuries to fluctuate between 4.75% and 5.75%. We believe that investment returns on fixed-income spread product/3/ (mortgage-backed securities, corporate bonds) will be stellar in 2002. In our view, it will be imperative for investment managers to scrutinize a company's creditworthiness on a more frequent basis, as economic conditions remain uncertain.

Performance barometers fluctuated dramatically, corresponding with interest-rate movements during the year. Mortgage-backed securities and corporate bonds outperformed similar-maturity Treasuries. The accompanying table illustrates the variance in investment returns:

                   Treasuries         Mortgages  Corporate
                   ----------         ---------  ---------

                   2-year      7.91%  8.22%      1 - 5 year     9.96%

                   5-year      7.51              5 - 10 year   10.12

                   10-year     4.26              10+ year      12.54

                   30-year     3.55

Investment Strategy and Portfolio Update
The Portfolio invests in corporate-debt securities, bank obligations and securities issued by the U.S. Government and its agencies or instrumentalities. In addition, the Portfolio may also invest in U.S. dollar-denominated fixed-income securities of foreign issuers. (Please note that the Portfolio's shares are not guaranteed by the U.S. Government or its agencies.)

The Portfolio invests primarily in "high grade" fixed-income securities. High-grade securities are those rated triple-A or double-A by Standard & Poor's or Moody's, have an equivalent rating by a nationally recognized statistical rating organization, or are determined by the portfolio manager to be of equivalent quality.

The Portfolio maintains a higher weighting in corporate securities relative to the benchmark (68% vs. 36%). The primary reasons are for dividend income and the

--------
3 Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.


        3 Smith Barney Funds, Inc. | 2001 Annual Report to Shareholders fact that yield spreads versus similar-maturity Treasuries are very attractive. In addition, the Portfolio's duration/4/ is shorter than the benchmark (1.80 years vs. 2.47 years). We do not anticipate any significant changes looking forward, and will be particularly sensitive to credit changes.

Thank you for investing in the Smith Barney Funds, Inc. -- Short-Term High Grade Bond Fund.


Sincerely,

/s/ Heath B. McLendon              /s/ James E. Conroy

Heath B. McLendon                  James E. Conroy
Chairman                           Vice President

January 25, 2002

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolio. Please refer to pages 8 through 10 for a list and percentage breakdown of the Portfolio's holdings. Also, please note that any discussion of the Portfolio's holdings is as of December 31, 2001 and is subject to change.



--------
4 Duration is a common gauge of the price sensitivity of a fixed-income asset or portfolio to a change in interest rates, expressed in years. The higher the duration, the greater the price volatility for a given change in yield.


        4 Smith Barney Funds, Inc. | 2001 Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES


                          Net Asset Value
                         -----------------
                         Beginning   End    Income   Capital Gain   Total
   Year Ended             of Year  of Year Dividends Distributions Returns+
   -------------------------------------------------------------------------
   12/31/01                $4.06    $4.17    $0.20       $0.00       7.76%
   -------------------------------------------------------------------------
   12/31/00                 3.97     4.06     0.21        0.00       7.67
   -------------------------------------------------------------------------
   12/31/99                 4.13     3.97     0.19        0.00       0.76
   -------------------------------------------------------------------------
   12/31/98                 4.09     4.13     0.20        0.00       6.07
   -------------------------------------------------------------------------
   12/31/97                 4.05     4.09     0.22        0.00       6.73
   -------------------------------------------------------------------------
   12/31/96                 4.19     4.05     0.23        0.00       2.17
   -------------------------------------------------------------------------
   12/31/95                 3.91     4.19     0.22        0.00      13.16
   -------------------------------------------------------------------------
   12/31/94                 4.16     3.91     0.18        0.00      (2.15)
   -------------------------------------------------------------------------
   12/31/93                 4.12     4.16     0.18        0.02       6.01
   -------------------------------------------------------------------------
   12/31/92                 4.09     4.12     0.19        0.01       5.92
   -------------------------------------------------------------------------
   Inception* - 12/31/91    4.01     4.09     0.03        0.01       2.85++
   -------------------------------------------------------------------------
   Total                                     $2.05       $0.04
   -------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS Y SHARES

                           Net Asset Value
                          -----------------
                          Beginning   End    Income   Capital Gain   Total
    Year Ended             of Year  of Year Dividends Distributions Returns+
    ------------------------------------------------------------------------
    12/31/01                $4.06    $4.17    $0.22       $0.00       8.25%
    ------------------------------------------------------------------------
    12/31/00                 3.97     4.06     0.22        0.00       8.18
    ------------------------------------------------------------------------
    12/31/99                 4.13     3.97     0.21        0.00       1.26
    ------------------------------------------------------------------------
    12/31/98                 4.09     4.13     0.22        0.00       6.56
    ------------------------------------------------------------------------
    12/31/97                 4.05     4.09     0.24        0.00       7.20
    ------------------------------------------------------------------------
    Inception* - 12/31/96    4.19     4.05     0.22        0.00       2.08++
    ------------------------------------------------------------------------
    Total                                     $1.33       $0.00
    ------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends monthly and capital gains, if any, annually.


        5 Smith Barney Funds, Inc. | 2001 Annual Report to Shareholders

 AVERAGE ANNUAL TOTAL RETURNS+


                            Class A Class Y
-------------------------------------------
Year Ended 12/31/01          7.76%   8.25%
-------------------------------------------
Five Years Ended 12/31/01    5.77    6.26
-------------------------------------------
Ten Years Ended 12/31/01     5.40     N/A
-------------------------------------------
Inception* through 12/31/01  5.62    5.65
-------------------------------------------

 CUMULATIVE TOTAL RETURNS+

Class A (12/31/91* through 12/31/01)  69.25%
--------------------------------------------
Class Y (Inception* through 12/31/01) 38.29
--------------------------------------------

* The inception dates for Class A and Y shares are November 11, 1991 and February 7, 1996, respectively.
+ The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.


        6 Smith Barney Funds, Inc. | 2001 Annual Report to Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)


Growth of $10,000 Invested in Class A Shares of the Short-Term High Grade Bond
                         Fund vs. Salomon Smith Barney
            Treasury/Government Sponsored/Corporate 1-5 Year Index+
--------------------------------------------------------------------------------
                        December 1991 -- December 2001


                                     [CHART]

                  Short-Term          Salomon Smith Barney Treasury/Government
              High Grade Bond Fund      Sponsored/Corporate 1-5 Year Index
12/91              10,000                            10,000
12/92              10,592                            10,688
12/93              11,229                            11,457
12/94              11,049                            11,379
12/95              12,520                            12,843
12/96              12,788                            13,442
12/97              13,649                            14,400
12/98              14,478                            15,503
12/99              14,587                            15,836
12/00              15,707                            17,276
12/2001            16,925                            19,589


+ Hypothetical illustration of $10,000 invested in shares at December 31, 1991, assuming reinvestment of dividends and capital gains, if any, at net asset value through December 31, 2001. The Salomon Smith Barney Treasury/Government Sponsored/Corporate 1-5 Year Index is a broad-based index of short-term U.S. Treasury and corporate debt securities. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Portfolio's other class may be greater or less than Class A shares' performance indicated on this chart, depending on whether greater or lesser fees were incurred by shareholders investing in the other class. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


        7 Smith Barney Funds, Inc. | 2001 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS                          DECEMBER 31, 2001


   FACE
  AMOUNT                                      SECURITY                             VALUE
-------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 15.8%
$ 2,000,000           Federal Home Loan Mortgage Corp. (FHLMC),
                        6.250% due 10/15/02                                     $ 2,063,702
                      U.S. Treasury Notes:
  7,000,000             5.875% due 11/15/04                                       7,413,987
  9,000,000             6.750% due 5/15/05                                        9,788,211
-------------------------------------------------------------------------------------------
                      TOTAL U.S. GOVERNMENT AND AGENCY
                      OBLIGATIONS (Cost -- $18,035,258)                          19,265,900
-------------------------------------------------------------------------------------------
   FACE
  AMOUNT    RATING(a)                         SECURITY                             VALUE
-------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 71.8%
Banks/Savings and Loans -- 3.3%
  2,000,000 Aa3*      BankAmerica Corp., Sub. Notes, 7.875% due 12/1/02           2,092,782
  2,000,000 AAA       International Bank Reconstruction & Development, Notes,
                        3.500% due 10/22/04                                       1,978,108
-------------------------------------------------------------------------------------------
                                                                                  4,070,890
-------------------------------------------------------------------------------------------
Broadcasting - TV, Cable and Radio -- 7.4%
  1,000,000 A-        CBS Corp., Notes, 8.375% due 6/15/02                        1,025,107
  1,000,000 BBB-      News America Holdings, Inc., Sr. Notes, 8.625% due 2/1/03   1,051,583
  2,000,000 BBB+      TCI Communications, Inc., Sr. Notes, 6.375% due 5/1/03      2,055,846
  1,355,000 BBB+      Time Warner, Inc., Notes, 9.625% due 5/1/02                 1,384,043
  1,500,000 A-        Viacom Inc., Company Guaranteed, 6.400% due 1/30/06         1,549,009
  2,000,000 A-        Walt Disney Co., Notes, 4.875% due 7/2/04                   2,012,050
-------------------------------------------------------------------------------------------
                                                                                  9,077,638
-------------------------------------------------------------------------------------------
Consumer Durables -- 1.7%
  2,000,000 A+        Unilever Capital Corp., Company Guaranteed,
                        6.750% due 11/1/03                                        2,112,910
-------------------------------------------------------------------------------------------
Consumer Non-Durables -- 6.0%
  2,000,000 AA-       Colgate-Palmolive Co., Notes, 5.340% due 3/27/06            2,017,740
  2,000,000 A+        Diageo Capital PLC, Company Guaranteed,
                       6.625% due 6/24/04                                         2,122,644
  1,000,000 BBB       International Paper Co., Notes, 8.000% due 7/8/03           1,054,339
  2,000,000 AA-       The Procter & Gamble Co., Notes, 6.600% due 12/15/04        2,133,784
-------------------------------------------------------------------------------------------
                                                                                  7,328,507
-------------------------------------------------------------------------------------------
Diversified/Conglomerate Manufacturing -- 3.8%
  2,000,000 A+        IBM Corp., Notes, 7.250% due 11/1/02                        2,074,746
    400,000 A2*       Union Carbide Corp., Notes, 6.250% due 6/15/03                413,398
  2,000,000 A+        United Technologies Corp., Notes, 7.000% due 9/15/06        2,144,744
-------------------------------------------------------------------------------------------
                                                                                  4,632,888
-------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


        8 Smith Barney Funds, Inc. | 2001 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                DECEMBER 31, 2001


   FACE
  AMOUNT    RATING(a)                            SECURITY                               VALUE
------------------------------------------------------------------------------------------------
Energy -- 5.9%
$ 2,000,000 BBB+      Anadarko Petroleum Corp., Company Guaranteed,
                        6.800% due 7/2/02                                            $ 2,037,424
  2,500,000 AA        Chevron Corp., Notes, 6.625% due 10/1/04                         2,661,950
    500,000 BBB       Occidental Petroleum Co., Sr. Notes, 6.750% due 11/15/02           512,707
  2,000,000 BBB       Williams Cos., Inc., 6.200% due 8/1/02                           2,030,322
------------------------------------------------------------------------------------------------
                                                                                       7,242,403
------------------------------------------------------------------------------------------------
Entertaiment and Leisure -- 0.3%
    350,000 A         Carnival Corp., Notes, 6.150% due 10/1/03                          348,715
------------------------------------------------------------------------------------------------
Financial Services -- 17.5%
  1,500,000 AA-       Associates Corp., Sr. Notes, 7.500% due 4/15/02                  1,522,541
  1,000,000 AA-       Boeing Capital Corp., Sr. Notes, 5.750% due 2/15/07                998,142
  2,000,000 A+        CIT Group Holdings, Inc., Notes, 5.625% due 10/15/03             2,063,970
  1,000,000 A         Countrywide Home Loan Co., Notes, 5.250% due 5/22/03             1,019,265
  2,000,000 A2*       Ford Motor Credit Co., Notes, 8.000% due 6/15/02                 2,045,452
  2,000,000 Aaa*      Freddie Mac Corp., Notes, 5.250% due 1/15/06                     2,043,582
  2,000,000 AAA       General Electric Capital Corp., Notes, 7.500% due 5/15/05        2,190,092
  2,000,000 BBB+      General Motors Acceptance Corp., Bonds, 5.500% due 1/14/02       2,001,514
  2,500,000 A+        Goldman Sachs Group, L.P., Notes, 6.250% due 2/1/03 (b)          2,581,050
  1,500,000 AA-       International Lease Finance Corp., Notes, 4.750% due 6/2/03      1,523,799
  2,000,000 AA-       Morgan Stanley Dean Witter & Co., Notes, 7.750% due 6/15/05      2,186,012
  1,165,000 A-        Sears Roebuck Acceptance Corp., Notes, 6.900% due 8/1/03         1,216,717
------------------------------------------------------------------------------------------------
                                                                                      21,392,136
------------------------------------------------------------------------------------------------
Medical - Drugs -- 4.2%
  2,000,000 AAA       Merck & Co., Notes, 5.250% due 7/1/06                            2,033,946
  2,000,000 AAA       Pfizer Inc., Notes, 5.625% due 2/1/06                            2,058,308
  1,000,000 AA+       Zeneca Wilmington, Notes, 6.300% due 6/15/03                     1,044,022
------------------------------------------------------------------------------------------------
                                                                                       5,136,276
------------------------------------------------------------------------------------------------
Pollution Control/Waste Management -- 1.4%
  1,600,000 BBB       Waste Management Inc., Notes, 7.700% due 10/1/02                 1,641,179
------------------------------------------------------------------------------------------------
Rail/Trucking/Overnight Delivery -- 4.7%
  1,000,000 BBB       CSX Corp., Debentures, 7.250% due 5/1/04                         1,066,712
  1,500,000 A3*       DaimlerChrysler North America Holdings Corp., Company
                       Guaranteed, 7.750% due 5/27/03                                  1,567,056
  3,000,000 BBB-      Union Pacific Resources Group Inc., Notes, 6.340% due 11/25/03   3,108,000
------------------------------------------------------------------------------------------------
                                                                                       5,741,768
------------------------------------------------------------------------------------------------
Retail -- 8.5%
  2,500,000 A         Costco Wholesale Corp., Sr. Notes, 7.125% due 6/15/05            2,672,190
  2,500,000 AA        Home Depot Inc., Sr. Notes, 6.500% due 9/15/04                   2,647,640
    500,000 BBB-      J.C. Penney Inc., Notes, 6.500% due 6/15/02                        502,012


                      See Notes to Financial Statements.


        9 Smith Barney Funds, Inc. | 2001 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                DECEMBER 31, 2001


   FACE
  AMOUNT   RATING(a)                           SECURITY                              VALUE
----------------------------------------------------------------------------------------------
Retail -- 8.5% (continued)
$2,000,000 BBB       Safeway Inc., Notes, 7.000% due 9/15/02                      $  2,057,684
 2,500,000 AA        Walt Mart Stores, Inc., Sr. Notes, 4.375% due 8/1/03            2,544,430
----------------------------------------------------------------------------------------------
                                                                                    10,423,956
----------------------------------------------------------------------------------------------
Telecommunications -- 7.1%
 2,000,000 A+        Cingular Wireless LLC, Notes, 5.625% due 12/15/06               2,018,816
 2,000,000 BBB+      Qwest Capital Funding, Inc., Company Guaranteed,
                      6.125% due 7/15/02                                             2,025,794
 1,500,000 A2*       Qwest Corp., Notes, 7.625% due 6/9/03                           1,534,260
 3,000,000 BBB+      Sprint Capital Corp., Company Guaranteed,
                      5.700% due 11/15/03                                            3,058,299
----------------------------------------------------------------------------------------------
                                                                                     8,637,169
----------------------------------------------------------------------------------------------
                     TOTAL CORPORATE BONDS AND NOTES
                     (Cost -- $85,826,644)                                          87,786,435
----------------------------------------------------------------------------------------------
                     SUB-TOTAL INVESTMENTS
                     (Cost -- $103,861,902)                                        107,052,335
----------------------------------------------------------------------------------------------
   FACE
  AMOUNT                                       SECURITY                              VALUE
----------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 12.4%
15,154,000           Goldman, Sachs & Co., 1.680% due 1/2/02; Proceeds at
                      maturity -- $15,155,414; (Fully collateralized by U.S.
                      Treasury Bills, Notes, Bonds and Inflation - Indexed Notes,
                      0.000% to 14.250% due 1/10/02 to 8/15/27; Market
                      value -- $15,532,701) (Cost -- $15,154,000)                   15,154,000
----------------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS -- 100%
                     (Cost -- $119,015,902**)                                     $122,206,335
----------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
**  Aggregate cost for Federal income tax purposes is substantially the same.

See page 11 for definitions of ratings.


                      See Notes to Financial Statements.


       10 Smith Barney Funds, Inc. | 2001 Annual Report to Shareholders

 BOND RATINGS (UNAUDITED)


The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
AA  -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A   -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal.Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa -- Bonds rated "Aaa" are judged to be of the best quality.They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa  -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the
       "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in
       Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A   -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR  -- Indicates that the bond is not rated by Standard & Poor's or Moody's.


       11 Smith Barney Funds, Inc. | 2001 Annual Report to Shareholders

 STATEMENT OF ASSETS AND LIABILITIES              DECEMBER 31, 2001


   ASSETS:
     Investments, at value (Cost -- $103,861,902)              $107,052,335
     Repurchase agreement, at value (Cost -- $15,154,000)        15,154,000
     Cash                                                               637
     Receivable for Fund shares sold                                716,693
     Interest receivable                                          1,432,681
   ------------------------------------------------------------------------
     Total Assets                                               124,356,346
   ------------------------------------------------------------------------
   LIABILITIES:
     Payable for Fund shares purchased                              197,178
     Dividends payable                                              139,637
     Management fee payable                                          45,594
     Distribution fees payable                                        7,307
     Accrued expenses                                                39,765
   ------------------------------------------------------------------------
     Total Liabilities                                              429,481
   ------------------------------------------------------------------------
   Total Net Assets                                            $123,926,865
   ------------------------------------------------------------------------
   NET ASSETS:
     Par value of capital shares                               $    296,910
     Capital paid in excess of par value                        128,419,151
     Undistributed net investment income                             11,390
     Accumulated net realized loss from security transactions    (7,991,019)
     Net unrealized appreciation of investments                   3,190,433
   ------------------------------------------------------------------------
   Total Net Assets                                            $123,926,865
   ------------------------------------------------------------------------
   Shares Outstanding:
     Class A                                                     12,278,184
   -------------------------------------------------------
     Class Y                                                     17,412,859
   -------------------------------------------------------
   Net Asset Value:
     Class A (and redemption price)                                   $4.17
   -------------------------------------------------------
     Class Y (and redemption price)                                   $4.17
   ------------------------------------------------------------------------


                      See Notes to Financial Statements.


       12 Smith Barney Funds, Inc. | 2001 Annual Report to Shareholders

 STATEMENT OF OPERATIONS  FOR THE YEAR ENDED DECEMBER 31, 2001


INVESTMENT INCOME:
  Interest                                                                     $ 6,068,541
------------------------------------------------------------------------------------------
EXPENSES:
  Management fee (Note 2)                                                          471,853
  Distribution fees (Note 2)                                                       163,183
  Shareholder and system servicing fees                                             42,912
  Audit and legal                                                                   37,910
  Registration fees                                                                 25,955
  Shareholder communications                                                        23,219
  Custody                                                                            3,563
  Directors' fees                                                                      686
  Other                                                                              7,108
------------------------------------------------------------------------------------------
  Total Expenses                                                                   776,389
------------------------------------------------------------------------------------------
Net Investment Income                                                            5,292,152
------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
  Realized Gain From Security Transactions (excluding short-term securities):
   Proceeds from sales                                                          54,387,068
   Cost of securities sold                                                      53,816,894
------------------------------------------------------------------------------------------
  Net Realized Gain                                                                570,174
------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
   Beginning of year                                                             1,107,328
   End of year                                                                   3,190,433
------------------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                                        2,083,105
------------------------------------------------------------------------------------------
Net Gain on Investments                                                          2,653,279
------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                         $ 7,945,431
------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


       13 Smith Barney Funds, Inc. | 2001 Annual Report to Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS   FOR THE YEARS ENDED DECEMBER 31,



                                                       2001          2000
-------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                            $  5,292,152  $   5,376,824
  Net realized gain (loss)                              570,174       (803,838)
  Increase in net unrealized appreciation             2,083,105      2,964,068
-------------------------------------------------------------------------------
  Increase in Net Assets From Operations              7,945,431      7,537,054
-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                              (5,292,402)    (5,377,123)
-------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                     (5,292,402)    (5,377,123)
-------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Net proceeds from sale of shares                   43,091,162    145,393,567
  Net asset value of shares issued
   for reinvestment of dividends                      1,969,991      2,139,220
  Cost of shares reacquired                         (21,208,746)  (156,530,925)
-------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets
   From Fund Share Transactions                      23,852,407     (8,998,138)
-------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                    26,505,436     (6,838,207)
NET ASSETS:
  Beginning of year                                  97,421,429    104,259,636
-------------------------------------------------------------------------------
  End of year*                                     $123,926,865  $  97,421,429
-------------------------------------------------------------------------------
* Includes undistributed net investment income of:      $11,390        $11,640
-------------------------------------------------------------------------------


                      See Notes to Financial Statements.


       14 Smith Barney Funds, Inc. | 2001 Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies

The Short-Term High Grade Bond Fund ("Portfolio"), a separate investment portfolio of the Smith Barney Funds, Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of the Portfolio and two other separate investment portfolios: Large Cap Value Fund and U.S. Government Securities Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) U.S. government agencies and obligations are valued at the mean between the bid and asked prices; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities, other than U.S. government agencies, that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (i) dividends and distributions to shareholders are recorded on the ex-dividend date; (j) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (k) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; and
(l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


       15 Smith Barney Funds, Inc. | 2001 Annual Report to Shareholders

2. Management Agreement and Transactions with Affiliated Persons

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Portfolio. As compensation for its services, the Portfolio pays SBFM a management fee calculated at an annual rate of 0.45% of the Portfolio's average daily net assets. This fee is calculated daily and paid monthly.

Travelers Bank & Trust, fsb. ("TB&T"), formerly known as Citi Fiduciary Trust Company, another subsidiary of Citigroup, acts as the Portfolio's transfer agent. PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. TB&T receives account fees and asset-based fees that vary according to account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by TB&T. For the year ended December 31, 2001, the Portfolio paid transfer agent fees of $28,066 to TB&T.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the primary broker for its portfolio agency transactions. Certain other broker-dealers continue to sell Portfolio shares to the public as members of the selling group.

Pursuant to a Distribution Plan, the Portfolio pays a distribution fee and a service fee with respect to Class A shares calculated at the annual rate of 0.10% and 0.25% of its average daily net assets, respectively.

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the year ended December 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

-------------------------------------------------------------------------------
Purchases                                                           $63,227,277
-------------------------------------------------------------------------------
Sales                                                                54,387,068
-------------------------------------------------------------------------------


       16 Smith Barney Funds, Inc. | 2001 Annual Report to Shareholders

At December 31, 2001, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

-------------------------------------------------------------------------------
Gross unrealized appreciation                                       $3,285,500
Gross unrealized depreciation                                          (95,067)
-------------------------------------------------------------------------------
Net unrealized appreciation                                         $3,190,433
-------------------------------------------------------------------------------

4. Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of ) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Reverse Repurchase Agreements

A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to the reverse repurchase agreements.

During the year ended December 31, 2001, the Portfolio did not enter into any reverse repurchase agreements.

6. Capital Loss Carryforward

At December 31, 2001, the Portfolio had for Federal income tax purposes approximately $7,988,000 of capital loss carryforwards available to offset future realized gains. To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.


       17 Smith Barney Funds, Inc. | 2001 Annual Report to Shareholders

The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

                               2002       2003      2004      2007      2008
------------------------------------------------------------------------------
Carryforward Amounts        $3,288,000 $1,124,000 $971,000 $1,804,000 $801,000
------------------------------------------------------------------------------

7. Capital Shares

At December 31, 2001, the Fund had two billion shares of capital stock authorized with a par value of $0.01 per share.The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At December 31, 2001, total paid-in capital amounted to the following for each class:

                                                         Class A     Class Y
------------------------------------------------------------------------------
Total Paid-in Capital                                  $57,851,207 $70,864,854
------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                Year Ended                 Year Ended
                             December 31, 2001          December 31, 2000
                         ------------------------  ---------------------------
                           Shares       Amount       Shares        Amount
 -----------------------------------------------------------------------------
 Class A
 Shares sold              4,855,449  $ 20,169,036   34,657,278  $ 137,165,796
 Shares issued on
  reinvestment              476,003     1,969,987      536,836      2,139,211
 Shares reacquired       (3,880,510)  (16,077,914) (37,818,699)  (149,687,544)
 -----------------------------------------------------------------------------
 Net Increase (Decrease)  1,450,942  $  6,061,109   (2,624,585) $ (10,382,537)
 -----------------------------------------------------------------------------
 Class Y
 Shares sold              5,506,100  $ 22,922,126    2,067,118  $   8,227,771
 Shares issued on
  reinvestment                    1             4            2              9
 Shares reacquired       (1,240,846)   (5,130,832)  (1,723,385)    (6,843,381)
 -----------------------------------------------------------------------------
 Net Increase             4,265,255  $ 17,791,298      343,735  $   1,384,399
 -----------------------------------------------------------------------------


       18 Smith Barney Funds, Inc. | 2001 Annual Report to Shareholders

 FINANCIAL HIGHLIGHTS


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class A Shares                             2001/(1)/ 2000/(1)/ 1999/(1)/ 1998/(1)/   1997
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $ 4.06    $ 3.97    $ 4.13    $ 4.09   $ 4.05
------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                       0.20      0.20      0.19      0.20     0.22
  Net realized and unrealized gain (loss)     0.11      0.10     (0.16)     0.04     0.04
------------------------------------------------------------------------------------------
Total Income From Operations                  0.31      0.30      0.03      0.24     0.26
------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.20)    (0.21)    (0.19)    (0.20)   (0.22)
------------------------------------------------------------------------------------------
Total Distributions                          (0.20)    (0.21)    (0.19)    (0.20)   (0.22)
------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $ 4.17    $ 4.06    $ 3.97    $ 4.13   $ 4.09
------------------------------------------------------------------------------------------
Total Return                                  7.76%     7.67%     0.76%     6.07%    6.73%
------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)             $51       $44       $53       $69      $71
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    0.99%     1.01%     1.01%     1.04%    0.95%
  Net investment income                       4.75      5.16      4.70      4.94     5.53
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         54%       91%       88%      150%     145%
------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.


       19 Smith Barney Funds, Inc. | 2001 Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class Y Shares                             2001/(1)/ 2000/(1)/ 1999/(1)/ 1998/(1)/   1997
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $ 4.06    $ 3.97    $ 4.13    $ 4.09   $ 4.05
------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                       0.22      0.23      0.21      0.22     0.24
  Net realized and unrealized gain (loss)     0.11      0.08     (0.16)     0.04     0.04
------------------------------------------------------------------------------------------
Total Income From Operations                  0.33      0.31      0.05      0.26     0.28
------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.22)    (0.22)    (0.21)    (0.22)   (0.24)
------------------------------------------------------------------------------------------
Total Distributions                          (0.22)    (0.22)    (0.21)    (0.22)   (0.24)
------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $ 4.17    $ 4.06    $ 3.97    $ 4.13   $ 4.09
------------------------------------------------------------------------------------------
Total Return                                  8.25%     8.18%     1.26%     6.56%    7.20%
------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)             $73       $53       $51       $45      $30
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    0.53%     0.54%     0.53%     0.56%    0.50%
  Net investment income                       5.17      5.65      5.19      5.42     6.00
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         54%       91%       88%      150%     145%
------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

 TAX INFORMATION (UNAUDITED)


A total of 20.27% of the ordinary dividends paid by the Portfolio from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

       20 Smith Barney Funds, Inc. | 2001 Annual Report to Shareholders

 INDEPENDENT AUDITORS' REPORT


The Shareholders and Board of Directors of
Smith Barney Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Short-Term High Grade Bond Fund of Smith Barney Funds, Inc. ("Fund") as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                          /s/ KPMG LLP
New York, New York
February 8, 2002


       21 Smith Barney Funds, Inc. | 2001 Annual Report to Shareholders

 ADDITIONAL INFORMATION (UNAUDITED)

Information about Directors and Officers

The business and affairs of the Short-Term High Grade Fund ("Fund") are managed under the direction of the Smith Barney Funds, Inc.'s ("Investment Company") Board of Directors. Information pertaining to the Directors and Officers of the Investment Company is set forth below. The Statement of Additional Information includes additional information about Investment Company directors and is available, without charge, upon request by calling the Investment Company transfer agent (PFPC Global Fund Services at 1-800-331-1710).

                                                                      Number of
                                                                      Investment
                                                                      Companies
                                      Term                             in Fund
                                   of Office*        Principal         Complex       Other
                       Position(s) and Length      Occupation(s)       Overseen  Directorships
    Name, Address       Held with   of Time           During              by        Held by
       and Age            Fund       Served       Past Five Years      Director    Director
----------------------------------------------------------------------------------------------
Non-Interested Directors:

Lee Abraham             Director   Since 1999 Retired; Former              9        Signet
13732 LeHavre Dr.                             Chairman and CEO of                   Group
Frenchman's Creek                             Associated                            PLC
Palm Beach Gardens,                           Merchandising Corp., a
FL 33410                                      major retail
Age 74                                        merchandising
                                              organization. Former
                                              Director of Galey &
                                              Lord, Liz Claiborne,
                                              R.G. Barry Corporation
                                              and eNote.Com Inc.

Allan J. Bloostein      Director   Since 1999 President of Allan          16        Taubman
27 West 67th Street                           Bloostein Associates, a               Centers
Apt. 5FW                                      consulting firm. Former               Inc.
New York, NY 10023                            Director of CVS
Age 72                                        Corporation

Jane F. Dasher          Director   Since 1999 Controller of PBK           11          N/A
Korsant Partners                              Holdings Inc., a family
283 Greenwich Avenue                          investment company
3rd Floor
Greenwich, CT 06830
Age 52

Donald R. Foley         Director   Since 1982 Retired                      9          N/A
3668 Freshwater Drive
Jupiter, FL 33477
Age 79

Richard E. Hanson Jr.   Director   Since 1999 Retired; Former Head         9          N/A
2751 Vermont Route 140                        of the New Atlanta
Poultney, VT 05764                            Jewish Community
Age 60                                        High School


       22 Smith Barney Funds, Inc. | 2001 Annual Report to Shareholders

                                                                         Number of
                                                                         Investment
                                                                         Companies
                                         Term                             in Fund
                                      of Office*        Principal         Complex       Other
                          Position(s) and Length      Occupation(s)       Overseen  Directorships
      Name, Address        Held with   of Time           During              by        Held by
         and Age             Fund       Served       Past Five Years      Director    Director
-------------------------------------------------------------------------------------------------
Non-Interested Directors:

Dr. Paul Hardin            Director   Since 1994 Professor of Law &          11          N/A
12083 Morehead                                   Chancellor Emeritus at
Chapel Hill, NC                                  the University of North
27514-8426                                       Carolina
Age 70

Roderick C. Rasmussen      Director   Since 1982 Investment Counselor         9          N/A
9 Cadence Court
Morristown, NJ 07960
Age 75

John P. Toolan             Director   Since 1992 Retired                      9       John
7202 Southeast Golf                                                                   Hancock
Ridge Way                                                                             Funds
Hobe Sound, FL 33455
Age 71

Interested Directors:
Heath B. McLendon          Director/  Since 1995 Managing Director of        74       SBFM, TIA,
Salomon Smith Barney Inc.  Chairman              Salomon Smith Barney                 The
125 Broad Street                                 Inc. ("SSB"); President              Travelers
9th Floor                                        and Director of Smith                Investment
New York, NY 10004                               Barney Fund                          Management
Age 68                                           Management LLC                       Company
                                                 ("SBFM") and Travelers               ("TIMCO"),
                                                 Investment Adviser,                  Trustee
                                                 Inc. ("TIA"),                        Drew
                                                                                      University
                                                                                      Advisory
                                                                                      Director
                                                                                      M&T Bank

--------
* Directors are elected until the Investment Company's next annual meeting and until their successors are elected and qualified.


       23 Smith Barney Funds, Inc. | 2001 Annual Report to Shareholders

                                                                          Number of
                                                                          Investment
                                                                          Companies
                                         Term                              in Fund
                                      of Office         Principal          Complex       Other
                          Position(s) and Length      Occupation(s)        Overseen  Directorships
      Name, Address        Held with   of Time           During               by        Held by
         and Age             Fund       Served       Past Five Years       Director    Director
--------------------------------------------------------------------------------------------------

Executive Officers:

Lewis E. Daidone          Senior      Since 1990 Managing Director of        N/A          N/A
Salomon Smith Barney Inc. Vice                   SSB; Director and
125 Broad Street          President,             Senior Vice President of
11th Floor                Treasurer              SBFM and TIA
New York, NY 10004
Age 44

Christina T. Sydor        Secretary   Since 1987 Managing Director of        N/A          N/A
Salomon Smith Barney Inc.                        SSB; General Counsel
300 First Stamford Place                         and Secretary of SBFM
4th Floor                                        and TIA
Stamford, CT 06902
Age 50

James E. Conroy           Vice        Since 1993 Portfolio Manager           N/A          N/A
Salomon Smith Barney Inc. President
333 West 34th Street
New York, NY 10001
Age 50

Paul A. Brook             Controller  Since 1998 Director of SSB;            N/A          N/A
Salomon Smith Barney Inc.                        Managing Director -
125 Broad Street                                 AMT Capital 1997-
9th Floor                                        1998; Prior to 1997,
New York, NY 10004                               Partner - Ernst &
Age 48                                           Young LLP


       24 Smith Barney Funds, Inc. | 2001 Annual Report to Shareholders

 SMITH BARNEY
  FUNDS, INC.


DIRECTORS                  INVESTMENT MANAGER
Lee Abraham                Smith Barney Fund
Allan J. Bloostein          Management LLC
Jane F. Dasher
Donald R. Foley            DISTRIBUTOR
Richard E. Hanson, Jr.     Salomon Smith Barney Inc.
Paul Hardin
Heath B. McLendon,         CUSTODIAN
 Chairman                  State Street Bank
Roderick C. Rasmussen       and Trust Company
John P. Toolan
                           TRANSFER AGENT
Joseph H. Fleiss, Emeritus Travelers Bank & Trust, fsb.
                           125 Broad Street, 11th Floor
OFFICERS                   New York, New York 10004
Heath B. McLendon
President and              SUB-TRANSFER AGENT
Chief Executive Officer    PFPC Global Fund Services
                           P.O. Box 9699
Lewis E. Daidone           Providence, Rhode Island
Senior Vice President      02940-9699
and Treasurer

James E. Conroy
Vice President

Paul A. Brook
Controller

Christina T. Sydor
Secretary

  Smith Barney Funds, Inc.





  This report is submitted for general information of the shareholders of Smith Barney Funds, Inc. -- Short-Term High Grade Bond Fund, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolio. If used as sales material after March 31, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

  SMITH BARNEY FUNDS, INC.
  Smith Barney Mutual Funds
  125 Broad Street
  10th Floor, MF-2
  New York, New York 10004

  For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

  www.smithbarney.com/mutualfunds

 Salomon Smith Barney
 A member of citigroup[LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.
 FD0854 2/02

                                 SMITH BARNEY
                                  FUNDS, INC.
                                U.S. GOVERNMENT
                                SECURITIES FUND

            CLASSIC SERIES  |  ANNUAL REPORT  |  DECEMBER 31, 2001


                 [LOGO] Smith Barney Mutual Funds
                 Your Serious Money. Professionally Managed./SM/

            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

[PHOTO]

HEATH B. MCLENDON
Chairman


[PHOTO]

JAMES E. CONROY
Vice President

Dear Shareholder,
We are pleased to provide the annual report for the Smith Barney Funds, Inc. -- U.S. Government Securities Fund ("Portfolio") for the year ended December 31, 2001. In this report, we have summarized the period's prevailing economic and market conditions and outlined our investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Performance Update
For the year ended December 31, 2001, the Portfolio's Class A shares returned 7.09%, without sales charges. In comparison, the Lehman Brothers
Mortgage-Backed Securities Index ("Lehman MBS Index")/1/ returned 8.22% for the same period. Past performance is not indicative of future results.

Market Update and Outlook
As 2001 began, the economy, as measured by Gross Domestic Product ("GDP"), was growing at a very strong pace. In spite of the fact that stock investors were not faring as well, the general belief was that valuations would resume their upward trend after a brief sideways movement. This euphoric attitude set the tone for the events later in the year. No sooner had the New Year begun than the U.S. Federal Reserve Board ("Fed") eased monetary policy by 50 basis points/2/, or 0.50%, on January 3, 2001. The action was taken to "provide temporary relief" to signs of economic weakness. Few imagined that this would be the first of 11 easings during the year, taking the cost of interbank borrowing from 6.50% to 1.75% by December 2001.


--------
1The Lehman MBS Index is composed of about 600 15-year to 30-year fixed-rate mortgage-backed pools of the Government National Mortgage Association, Fannie Mae and Freddie Mac. Please note that an investor cannot invest directly in an index.
2A basis point is 0.01%, or one one-hundredth of a percent.


       1 Smith Barney Funds, Inc.  | 2001 Annual Report to Shareholders

After registering a quarterly year-over-year high of 5.2% in the second quarter of 2000, growth, as measured by GDP, continued to moderate throughout 2001. Most economists declared the recession official in the third quarter. In spite of this, housing starts and sales remained vibrant and inflation was trending lower. These crosscurrents only served to confuse investor strategy.

While consumer sentiment is typically driven by work-related conditions, no one could have imagined that September 11th would come to change the attitude of many Americans, and perhaps the world. The television images of that day not only shocked and saddened citizens, but instilled a paranoia and melancholy that resulted in an immediate economic shutdown. A brief spending binge in October prompted by attractive auto financing was overshadowed by media stories of corporate layoffs and the need for economic stimulus from Washington. The question facing government officials was, "What type and degree of policy stimulus would convince Americans to spend?" The question remains unanswered.

Interest rates during the year followed a two-dimensional pattern. Short maturities (three months to two years) followed a fairly simultaneous downward trend with Fed policy moves. Longer dated U.S. Treasury securities (five to 30 years) experienced unprecedented levels of volatility. Fluctuating gasoline prices, the Treasury's surprise abolishment of the 30-year security auction, the Enron bankruptcy and the events of September 11th were just a few of the variables contributing to investor confusion. The table below highlights the year:

                         U.S. Treasury Security Yields

                            12/31/01 12/31/00 High  Low
                            -------- -------- ----  ----
                    3 month   1.72%    5.89%  5.89% 1.67%

                    2 year    3.23     5.09   5.10  2.30

                    5 year    4.53     4.97   5.05  3.46

                    10 year   5.21     5.11   5.51  4.18

                    30 year   5.62     5.46   5.91  4.79

Latent fears and uncertainties will continue to present major hurdles for consumers. While the administration has received high marks for its handling of the war on terrorism, the public's desire and willingness to conduct "business as usual"



       2 Smith Barney Funds, Inc. | 2001 Annual Report to Shareholders is in question. It is this reluctance that leads us to believe that interest rates will remain historically low for a longer period than most expect. A meaningful economic recovery may not begin until the third quarter of 2002. We expect 10- and 30-year Treasuries to fluctuate between 4.75% and 5.75%. We believe that investment returns on fixed-income spread product/3/ (mortgage-backed securities, corporate bonds) will be stellar in 2002. In our view, it will be imperative for investment managers to scrutinize a company's creditworthiness on a more frequent basis, as economic conditions remain uncertain.

Performance barometers fluctuated dramatically, corresponding with interest-rate movements during the year. Mortgage-backed securities and corporate bonds outperformed similar-maturity Treasuries. The accompanying table illustrates the variance in investment returns:

                    Treasuries   Mortgages Corporates
                   ------------  --------- ----------
                   2 year  7.91%    8.22%  1-5 year    9.96%
                   5 year  7.51            5-10 year  10.12
                   10 year 4.26            10+ year   12.54
                   30 year 3.55
Return figures 12/31/00-12/31/01, subject to change.

Investment Strategy and Portfolio Update
The Portfolio seeks high current income, liquidity, and security of principal, by investing primarily in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and in related repurchase and reverse repurchase agreements. The U.S. Government securities in which the Portfolio invests consist primarily of mortgage-related securities and U.S. Treasury securities. Mortgage-related securities issued by federal agencies or instrumentalities may be backed by the full faith and credit of the U.S. Treasury, by the right of the issuer to borrow from the U.S. Government, or only by the credit of the issuer itself. (Please note that the Portfolio's shares are not guaranteed by the U.S. Government or its agencies.)

The Portfolio performed essentially in lockstep with the mortgage benchmark for the calendar year. While the benchmark generated a return of 8.22%, the Portfolio's pre-expense performance was 7.93%. The difference reflected the Portfolio's underweighting in higher coupon mortgages (7.0% and higher).

--------
3Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.


       3 Smith Barney Funds, Inc.  | 2001 Annual Report to Shareholders

Given the volatile swings in interest rates, we believed it was necessary to err on the side of holdings with coupons of 6.5% or less in an effort to avoid mortgage prepayments.

Thank you for investing in the Smith Barney Funds, Inc. -- U.S. Government Securities Fund.
Sincerely,

/s/ Heath B. McLendon         /s/ James E. Conroy
Heath B. McLendon             James E. Conroy
Chairman                      Vice President

January 28, 2002

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolio. Please refer to page 9 for a list and percentage breakdown of the Portfolio's holdings. Also, please note that any discussion of the Portfolio's holdings is as of December 31, 2001 and is subject to change.



       4 Smith Barney Funds, Inc.  | 2001 Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES


                       Net Asset Value
                      -----------------
                      Beginning   End    Income   Capital Gain      Total
Year Ended             of Year  of Year Dividends Distributions  Returns/(1)+/
------------------------------------------------------------------------------
12/31/01               $13.09   $13.21    $0.79       $0.00          7.09%
------------------------------------------------------------------------------
12/31/00                12.67    13.09     0.80        0.00          9.93
------------------------------------------------------------------------------
12/31/99                13.41    12.67     0.71        0.00         (0.24)
------------------------------------------------------------------------------
12/31/98                13.61    13.41     0.72        0.27          6.04
------------------------------------------------------------------------------
12/31/97                13.24    13.61     0.86        0.00          9.67
------------------------------------------------------------------------------
12/31/96                13.59    13.24     0.86        0.00          3.97
------------------------------------------------------------------------------
12/31/95                12.50    13.59     0.92        0.00         16.52
------------------------------------------------------------------------------
12/31/94                13.66    12.50     0.91        0.05         (1.48)
------------------------------------------------------------------------------
12/31/93                13.87    13.66     0.98        0.11          6.40
------------------------------------------------------------------------------
12/31/92                14.10    13.87     1.08        0.08          6.85
-----------------------------------------------------------------------------
 Total                                    $8.63       $0.51
-----------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES

                       Net Asset Value
                      -----------------
                      Beginning   End    Income   Capital Gain      Total
Year Ended             of Year  of Year Dividends Distributions  Returns/(1)+/
------------------------------------------------------------------------------
12/31/01               $13.11   $13.23    $0.72       $0.00          6.55%
------------------------------------------------------------------------------
12/31/00                12.69    13.11     0.73        0.00          9.36
------------------------------------------------------------------------------
12/31/99                13.42    12.69     0.64        0.00         (0.66)
------------------------------------------------------------------------------
12/31/98                13.63    13.42     0.66        0.27          5.47
------------------------------------------------------------------------------
12/31/97                13.26    13.63     0.80        0.00          9.12
------------------------------------------------------------------------------
12/31/96                13.61    13.26     0.79        0.00          3.44
------------------------------------------------------------------------------
12/31/95                12.51    13.61     0.86        0.00         16.03
------------------------------------------------------------------------------
Inception* - 12/31/94   12.47    12.51     0.21        0.00          2.04++
-----------------------------------------------------------------------------
 Total                                    $5.41       $0.27
-----------------------------------------------------------------------------


       5 Smith Barney Funds, Inc.  | 2001 Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS L SHARES



                       Net Asset Value
                      -----------------
                      Beginning   End    Income   Capital Gain      Total
Year Ended             of Year  of Year Dividends Distributions  Returns/(1)+/
------------------------------------------------------------------------------
12/31/01               $13.10   $13.22    $0.72       $0.00          6.56%
------------------------------------------------------------------------------
12/31/00                12.67    13.10     0.73        0.00          9.45
------------------------------------------------------------------------------
12/31/99                13.40    12.67     0.64        0.00         (0.67)
------------------------------------------------------------------------------
12/31/98                13.60    13.40     0.66        0.27          5.53
------------------------------------------------------------------------------
12/31/97                13.23    13.60     0.80        0.00          9.18
------------------------------------------------------------------------------
12/31/96                13.58    13.23     0.80        0.00          3.49
------------------------------------------------------------------------------
12/31/95                12.50    13.58     0.87        0.00         15.93
------------------------------------------------------------------------------
12/31/94                13.66    12.50     0.83        0.04         (2.11)
------------------------------------------------------------------------------
12/31/93                13.86    13.66     0.88        0.11          5.74
------------------------------------------------------------------------------
Inception* - 12/31/92   14.01    13.86     0.30        0.00          1.07++
------------------------------------------------------------------------------
  Total                                   $7.23       $0.42
------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS Y SHARES

                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain      Total
 Year Ended             of Year  of Year Dividends Distributions  Returns/(1)+/
 ------------------------------------------------------------------------------
 12/31/01               $13.10   $13.22    $0.83       $0.00          7.41%
 ------------------------------------------------------------------------------
 12/31/00                12.68    13.10     0.84        0.00         10.29
 ------------------------------------------------------------------------------
 12/31/99                13.42    12.68     0.75        0.00          0.08
 ------------------------------------------------------------------------------
 12/31/98                13.64    13.42     0.78        0.27          6.29
 ------------------------------------------------------------------------------
 12/31/97                13.27    13.64     0.90        0.00         10.00
 ------------------------------------------------------------------------------
 12/31/96                13.61    13.27     0.89        0.00          4.30
 ------------------------------------------------------------------------------
 12/31/95                12.51    13.61     0.96        0.00         16.88
 ------------------------------------------------------------------------------
 12/31/94                13.67    12.51     0.91        0.04         (1.53)
 ------------------------------------------------------------------------------
 Inception* - 12/31/93   13.97    13.67     0.95        0.11          5.55++
 -----------------------------------------------------------------------------
  Total                                    $7.81       $0.42
 -----------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends monthly and capital gains, if any, annually.


       6 Smith Barney Funds, Inc.  | 2001 Annual Report to Shareholders

 AVERAGE ANNUAL TOTAL RETURNS+


                                           Without Sales Charges/(1)/
                                         -------------------------------
                                         Class A Class B Class L Class Y
------------------------------------------------------------------------
Year Ended 12/31/01                       7.09%   6.55%   6.56%   7.41%
------------------------------------------------------------------------
Five Years Ended 12/31/01                 6.44    5.90    5.95    6.75
------------------------------------------------------------------------
Ten Years Ended 12/31/01                  6.36     N/A     N/A     N/A
------------------------------------------------------------------------
Inception* through 12/31/01               8.66    7.09    5.85    6.48
------------------------------------------------------------------------

                                             With Sales Charges/(2)/
                                         -------------------------------
                                         Class A Class B Class L Class Y
------------------------------------------------------------------------
Year Ended 12/31/01                       2.25%   2.05%   4.52%   7.41%
------------------------------------------------------------------------
Five Years Ended 12/31/01                 5.47    5.75    5.74    6.75
------------------------------------------------------------------------
Ten Years Ended 12/31/01                  5.88     N/A     N/A     N/A
------------------------------------------------------------------------
Inception* through 12/31/01               8.37    7.09    5.73    6.48
------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS+

                                              Without Sales Charges/(1)/
        ----------------------------------------------------------------
        Class A (12/31/91 through 12/31/01)             85.35%
        ----------------------------------------------------------------
        Class B (Inception* through 12/31/01)           63.15
        ----------------------------------------------------------------
        Class L (Inception* through 12/31/01)           67.55
        ----------------------------------------------------------------
        Class Y (Inception* through 12/31/01)           75.65
        ---------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 * Inception dates for Class A, B, L and Y shares are October 9, 1984, November 7, 1994, December 2, 1992 and January 12, 1993, respectively.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.


       7 Smith Barney Funds, Inc.  | 2001 Annual Report to Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)



              Growth of $10,000 Invested in Class A Shares of the
                      U.S. Government Securities Fund vs.
               Lehman Brothers Mortgage-Backed Securities Index+
--------------------------------------------------------------------------------

                        December 1991 -- December 2001


                                     [CHART]


                  12/91    12/92   12/93   12/94   12/95   12/96   12/97   12/98   12/99   12/00   12/01
                  -----    -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
U.S. Government    9553    10207   10860   10699   12467   12962   14216   15074   15039   16533   17706

Lehman Brothers   10000    10696   11427   11244   13134   13836   15149   16195   16496   18338   19845
MBS Index

+Hypothetical illustration of $10,000 invested in Class A shares on December
 31, 1991, assuming deduction of the maximum 4.50% sales charge in effect at the time of investment and reinvestment of dividends (after deduction of applicable sales charge through November 7, 1994, and thereafter at net asset value) and capital gains, if any, at net asset value through December 31, 2001. The Lehman Brothers Mortgage-Backed Securities ("MBS") Index is composed of about 600 15-year to 30-year fixed-rate mortgage-backed pools of Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. obligations. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor may not invest directly in an index. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


       8 Smith Barney Funds, Inc.  | 2001 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS                          DECEMBER 31, 2001

   FACE
  AMOUNT                                       SECURITY                                     VALUE
---------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 8.8%
               U.S. Treasury Bonds:
$13,500,000      5.875% due 11/15/04                                                     $ 14,298,404
 11,250,000      7.875% due 11/15/04                                                       12,512,554
--------------------------------------------------------------------------------------------------
               TOTAL U.S. TREASURY OBLIGATIONS
               (Cost -- $27,333,146)                                                       26,810,958
--------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 87.8%
               Federal Home Loan Bank, Bonds:
  5,900,000      5.500% due 1/21/03                                                         6,094,647
  3,700,000      4.500% due 4/25/03                                                         3,785,995
 11,900,000      5.375% due 1/5/04                                                         12,370,895
  4,400,000      5.250% due 2/13/04                                                         4,557,894
 19,300,000      4.875% due 4/16/04                                                        19,868,694
               Federal Home Loan Mortgage Corporation (FHLMC):
  9,113,363      Gold, 7.000% due 2/1/16+                                                   9,440,875
 35,041,704      Gold, 6.000% due 2/1/31+                                                  34,813,237
 36,053,033      Gold, 6.500% due 1/1/32+                                                  36,386,241
  3,600,000      Notes, 7.375% due 5/15/03                                                  3,828,751
  3,700,000      Notes, 5.750% due 7/15/03                                                  3,863,129
  6,350,000      Notes, 3.250% due 11/15/04                                                 6,240,412
               Federal National Mortgage Association (FNMA):
  5,401,960      5.500% due 12/1/16+                                                        5,317,554
 23,874,940      6.500% due 12/1/31+                                                       23,919,706
 15,428,277      6.000% due 12/1/32+                                                       15,195,666
  8,275,000      Bonds, 7.125% due 2/15/05                                                  9,042,183
  3,700,000      Notes, 4.625% due 5/15/03                                                  3,799,896
 22,700,000      Notes, 5.250% due 1/15/09                                                 22,504,984
               Government National Mortgage Association (GNMA) Certificates:
 20,505,486      7.000% due 5/15/31+                                                       20,982,148
 24,200,001      6.500% due 10/15/31                                                       24,321,001
--------------------------------------------------------------------------------------------------
               TOTAL U.S. GOVERNMENT AGENCIES
               (Cost -- $265,633,526)                                                     266,333,908
--------------------------------------------------------------------------------------------------
BONDS -- 1.0%
  3,000,000    International Bank for Reconstruction and Development,
                 Notes, Series MTN, 3.500% due 10/22/04 (Cost -- $2,993,979)                2,967,162
--------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.4%
  7,257,000    Goldman Sachs & Co., 1.680% due 1/2/02; Proceeds
                at maturity -- $7,257,677; (Fully collateralized by U.S. Treasury Bills,
                Notes, Bonds and Inflation-Indexed Notes, 0.000% to 14.250% due
                1/10/02 to 8/15/27; Market value -- $7,438,353) (Cost -- $7,257,000)        7,257,000
--------------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS -- 100%
               (Cost -- $303,217,651*)                                                   $303,369,028
--------------------------------------------------------------------------------------------------

+ Maturity date shown represents the last in the range of maturity dates of mortgage certificates owned.
* Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.



       9 Smith Barney Funds, Inc.  | 2001 Annual Report to Shareholders

 STATEMENT OF ASSETS AND LIABILITIES            DECEMBER 31, 2001



ASSETS:
  Investments, at value (Cost -- $303,217,651)                       $303,369,028
  Cash                                                                        383
  Receivable for Fund shares sold                                         889,186
  Interest receivable                                                   2,855,498
---------------------------------------------------------------------------------
  Total Assets                                                        307,114,095
---------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                      5,851,750
  Payable for Fund shares purchased                                       518,049
  Management fee payable                                                  157,879
  Distribution fees payable                                                38,795
  Accrued expenses                                                         92,112
---------------------------------------------------------------------------------
  Total Liabilities                                                     6,658,585
---------------------------------------------------------------------------------
Total Net Assets                                                     $300,455,510
---------------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares                                        $    227,378
  Capital paid in excess of par value                                 305,266,222
  Overdistributed net investment income                                  (238,843)
  Accumulated net realized loss from security transactions             (4,950,624)
  Net unrealized appreciation of investments                              151,377
---------------------------------------------------------------------------------
Total Net Assets                                                     $300,455,510
---------------------------------------------------------------------------------
Shares Outstanding:
  Class A                                                              16,814,035
-------------------------------------------------------
  Class B                                                               3,394,005
-------------------------------------------------------
  Class L                                                               2,341,899
-------------------------------------------------------
  Class Y                                                                 187,823
-------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                           $13.21
-------------------------------------------------------
  Class B *                                                                $13.23
-------------------------------------------------------
  Class L **                                                               $13.22
-------------------------------------------------------
  Class Y (and redemption price)                                           $13.22
-------------------------------------------------------
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 4.71% of net asset value per share)        $13.83
-------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value per share)        $13.35
---------------------------------------------------------------------------------

 * Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                      See Notes to Financial Statements.



       10 Smith Barney Funds, Inc.  | 2001 Annual Report to Shareholders

 STATEMENT OF OPERATIONS  FOR THE YEAR ENDED DECEMBER 31, 2001


INVESTMENT INCOME:
  Interest                                                                     $ 15,683,592
-------------------------------------------------------------------------------------------
EXPENSES:
  Management fee (Note 2)                                                         1,274,001
  Distribution fees (Note 2)                                                        910,733
  Shareholder and system servicing fees                                             196,126
  Registration fees                                                                  42,731
  Shareholder communications                                                         35,084
  Audit and legal                                                                    19,915
  Custody                                                                            14,769
  Directors' fees                                                                    13,828
  Other                                                                              10,833
-------------------------------------------------------------------------------------------
  Total Expenses                                                                  2,518,020
-------------------------------------------------------------------------------------------
Net Investment Income                                                            13,165,572
-------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
  Realized Gain From Security Transactions (excluding short-term securities):
   Proceeds from sales                                                          713,443,416
   Cost of securities sold                                                      703,747,990
-------------------------------------------------------------------------------------------
  Net Realized Gain                                                               9,695,426
-------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
   Beginning of year                                                              5,534,694
   End of year                                                                      151,377
-------------------------------------------------------------------------------------------
  Decrease in Net Unrealized Appreciation                                        (5,383,317)
-------------------------------------------------------------------------------------------
Net Gain on Investments                                                           4,312,109
-------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                         $ 17,477,681
-------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



       11 Smith Barney Funds, Inc.  | 2001 Annual Report to Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS  FOR THE YEARS ENDED DECEMBER 31,


                                                                         2001            2000
----------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                              $  13,165,572  $    14,593,771
  Net realized gain (loss)                                               9,695,426       (5,583,856)
  Increase (decrease) in net unrealized appreciation                    (5,383,317)      12,778,721
----------------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                                17,477,681       21,788,636
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                (15,425,718)     (14,958,245)
----------------------------------------------------------------------------------------------------
  Decrease in Net Assets From Distributions to Shareholders            (15,425,718)     (14,958,245)
----------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares                                     374,607,034    1,558,440,644
  Net asset value of shares issued for reinvestment of dividends        10,361,813        9,696,521
  Cost of shares reacquired                                           (343,873,324)  (1,550,839,614)
----------------------------------------------------------------------------------------------------
  Increase in Net Assets From Fund Share Transactions                   41,095,523       17,297,551
----------------------------------------------------------------------------------------------------
Increase in Net Assets                                                  43,147,486       24,127,942
NET ASSETS:
  Beginning of year                                                    257,308,024      233,180,082
----------------------------------------------------------------------------------------------------
  End of year*                                                       $ 300,455,510  $   257,308,024
----------------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net investment income of:     $(238,843)      $1,392,093
----------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



       12 Smith Barney Funds, Inc.  | 2001 Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies

The U.S. Government Securities Fund ("Portfolio"), is a separate investment portfolio of the Smith Barney Funds, Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of this Portfolio and two other separate investment portfolios: Large Cap Value Fund and Short-Term High Grade Bond Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) U.S. government agencies and obligations are valued at the mean between the bid and ask prices;
(c) securities for which market quotations are not available will be valued in good faith at fair value by or under direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f ) gains or losses on the sale of securities are calculated by using the specific identification method; (g) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2001, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly, overdistributed net investment income of $488,875 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Portfolio to amortize premium and all discounts on all fixed-income


       13 Smith Barney Funds, Inc. | 2001 Annual Report to Shareholders securities. The Portfolio adopted the requirement effective January 1, 2001. This change does not affect the Portfolio's net asset value, but does change the classification of certain amounts in the statement of operations. For the year ended December 31, 2001, interest income decreased by $333,596, net realized gains increased by $105,801 and the change in net unrealized appreciation of investments increased by $227,795.

2. Management Agreement and Transactions with Affiliated Persons

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager for the Portfolio. The Portfolio pays SBFM a management fee calculated at an annual rate of 0.50% of the first $200 million of the average daily net assets, and 0.40% of the average daily net assets of the Portfolio in excess of $200 million. This fee is calculated daily and paid monthly.

Travelers Bank & Trust, fsb. ("TB&T"), formerly known as Citi Fiduciary Trust Company, another subsidiary of Citigroup, acts as the Portfolio's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. TB&T receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts. For the year ended December 31, 2001, the Portfolio paid transfer agent fees of $109,491 to TB&T.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Portfolio's distributor. In addition, SSB acts as the primary broker for the Portfolio's agency transactions. Certain other broker-dealers, continue to sell Portfolio shares to the public as members of the selling group.

There are maximum initial sales charges of 4.50% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.


       14 Smith Barney Funds, Inc.  | 2001 Annual Report to Shareholders

For the year ended December 31, 2001, SSB received sales charges of approximately $890,000 and $115,000 on sales of the Portfolio's Class A and L shares, respectively. In addition, CDSCs paid to SSB were approximately $25,000, $45,000 and $10,000 for Class A, B and L shares, respectively.

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to its Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. In addition, the Portfolio also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets for each class, respectively. For the year ended December 31, 2001, total Distribution Plan fees were as follows:

                                                      Class A  Class B  Class L
--------------------------------------------------------------------------------
Distribution Plan Fees                                $535,383 $213,293 $162,057
--------------------------------------------------------------------------------

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the year ended December 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

------------------------------------------------------------------------------
Purchases                                                         $823,587,446
------------------------------------------------------------------------------
Sales                                                              713,443,416
------------------------------------------------------------------------------

At December 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

------------------------------------------------------------------------------
Gross unrealized appreciation                                     $ 1,340,640
Gross unrealized depreciation                                      (1,189,263)
------------------------------------------------------------------------------
Net unrealized appreciation                                       $   151,377
------------------------------------------------------------------------------

4. Repurchase Agreements

The Portfolio purchases U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price.The Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.


       15 Smith Barney Funds, Inc.  | 2001 Annual Report to Shareholders

5. Reverse Repurchase Agreements

The Portfolio may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities.The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to the reverse repurchase agreement.

During the year ended December 31, 2001, the Portfolio did not enter into any reverse repurchase agreements.

6. Securities Traded on a To-Be-Announced Basis

The Portfolio may trade securities, particularly GNMAs, on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

At December 31, 2001, the Portfolio had no TBA securities.

7. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).


       16 Smith Barney Funds, Inc.  | 2001 Annual Report to Shareholders

At December 31, 2001, the Portfolio did not hold any futures contracts.

8. Capital Shares

At December 31, 2001, the Fund had two billion shares of capital stock authorized with a par value of $0.01 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolio and has the same rights. Each class bears certain expenses specifically related to the distribution of its shares.

At December, 31, 2001, total paid-in capital amounted to the following for each class:

                                 Class A      Class B     Class L    Class Y
 -----------------------------------------------------------------------------
 Total Paid-in Capital         $225,729,971 $44,871,243 $31,700,842 $3,191,544
 -----------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                      Year Ended                    Year Ended
                                   December 31, 2001            December 31, 2000
                              --------------------------  -----------------------------
                                Shares        Amount         Shares         Amount
----------------------------------------------------------------------------------------
Class A
Shares sold                    24,084,951  $ 317,565,666   121,086,313  $ 1,547,881,924
Shares issued on reinvestment     623,152      8,226,346       670,732        8,565,758
Shares reacquired             (25,062,094)  (330,421,695) (120,595,474)  (1,540,396,399)
----------------------------------------------------------------------------------------
Net Increase (Decrease)          (353,991) $  (4,629,683)    1,161,571  $    16,051,283
----------------------------------------------------------------------------------------
Class B
Shares sold                     2,686,659  $  35,756,001       363,584  $     4,679,744
Shares issued on reinvestment      88,154      1,167,864        43,709          559,008
Shares reacquired                (532,235)    (7,074,341)     (324,613)      (4,144,920)
----------------------------------------------------------------------------------------
Net Increase                    2,242,578  $  29,849,524        82,680  $     1,093,832
----------------------------------------------------------------------------------------
Class L
Shares sold                     1,604,212  $  21,285,367       456,092  $     5,878,976
Shares issued on reinvestment      69,475        918,875        40,698          520,000
Shares reacquired                (477,678)    (6,345,288)     (480,222)      (6,141,745)
----------------------------------------------------------------------------------------
Net Increase                    1,196,009  $  15,858,954        16,568  $       257,231
----------------------------------------------------------------------------------------
Class Y
Shares sold                           ---  $         ---            --  $            --
Shares issued on reinvestment       3,690         48,728         4,054           51,755
Shares reacquired                  (2,421)       (32,000)      (12,443)        (156,550)
----------------------------------------------------------------------------------------
Net Increase (Decrease)             1,269  $      16,728        (8,389) $      (104,795)
----------------------------------------------------------------------------------------

9. Capital Loss Carryforward

At December 31, 2001, the Portfolio had, for Federal income tax purposes approximately $4,722,400 of capital loss carryforwards available to offset future capital gains expiring December 31, 2008. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.


       17 Smith Barney Funds, Inc.  | 2001 Annual Report to Shareholders

 FINANCIAL HIGHLIGHTS

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class A Shares                                  2001/(1)/ 2000/(1)/ 1999/(1)/ 1998/(1)/  1997
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year               $13.09    $12.67    $13.41    $13.61   $13.24
------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(2)/                       0.67      0.78      0.75      0.71     0.85
  Net realized and unrealized gain (loss)/(2)/     0.24      0.44     (0.78)     0.08     0.38
------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                0.91      1.22     (0.03)     0.79     1.23
------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.79)    (0.80)    (0.71)    (0.72)   (0.86)
  Net realized gains                                 --        --        --     (0.27)   (0.00)*
  Capital                                            --        --        --     (0.00)*     --
------------------------------------------------------------------------------------------------
Total Distributions                               (0.79)    (0.80)    (0.71)    (0.99)   (0.86)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $13.21    $13.09    $12.67    $13.41   $13.61
------------------------------------------------------------------------------------------------
Total Return                                       7.09%     9.93%    (0.24)%    6.04%    9.67%
------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                 $222      $225      $203      $251     $272
------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Interest expense                                   --        --        --      0.05%    0.16%
  Operating expenses                               0.85%     0.85%     0.83%     0.81     0.80
  Net investment income/(2)/                       5.04      6.19      5.82      5.22     6.37
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             284%      214%      193%      268%     130%
---------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Without the adoption of the change in the accounting change discussed in
    Note 1, for the year ended December 31, 2001, those amounts would have been $0.69, $0.22 and 5.16% for net investment income, net realized and unrealized gain and ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 *  Amount represents less than $0.01 per share.


       18 Smith Barney Funds, Inc.  | 2001 Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class B Shares                                  2001/(1)/ 2000/(1)/ 1999/(1)/ 1998/(1)/    1997
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year               $13.11    $12.69    $13.42    $13.63    $13.26
-------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(2)/                       0.58      0.72      0.70      0.64      0.79
  Net realized and unrealized gain (loss)/(2)/     0.26      0.43     (0.79)     0.08      0.38
-------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                0.84      1.15     (0.09)     0.72      1.17
-------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.72)    (0.73)    (0.64)    (0.66)    (0.80)
  Net realized gains                                 --        --        --     (0.27)    (0.00)*
  Capital                                            --        --        --     (0.00)*      --
-------------------------------------------------------------------------------------------------
Total Distributions                               (0.72)    (0.73)    (0.64)    (0.93)    (0.80)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $13.23    $13.11    $12.69    $13.42    $13.63
-------------------------------------------------------------------------------------------------
Total Return                                       6.55%     9.36%    (0.66)%    5.47%     9.12%
-------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                  $44,901   $15,096   $13,558   $14,861   $12,238
-------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Interest expense                                   --        --        --      0.05%     0.16%
  Operating expenses                               1.34%     1.37%     1.33%     1.31      1.31
  Net investment income/(2)/                       4.32      5.69      5.34      4.69      5.85
-------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             284%      214%      193%      268%      130%
----------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Without the adoption of the change in the accounting change discussed in
    Note 1, for the year ended December 31, 2001, those amounts would have been $0.59, $0.25 and 4.45% for net investment income, net realized and unrealized gain and ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 *  Amount represents less than $0.01 per share.


       19 Smith Barney Funds, Inc.  | 2001 Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class L Shares                                  2001/(1)/ 2000/(1)/ 1999/(1)/ 1998/(1)(2)/    1997
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year               $13.10    $12.67    $13.40      $13.60     $13.23
----------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(3)/                       0.59      0.72      0.70        0.65       0.77
  Net realized and unrealized gain (loss)/(3)/     0.25      0.44     (0.79)       0.08       0.40
------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                0.84      1.16     (0.09)       0.73       1.17
------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.72)    (0.73)    (0.64)      (0.66)     (0.80)
  Net realized gains                                 --        --        --       (0.27)     (0.00)*
  Capital                                            --        --        --       (0.00)*       --
----------------------------------------------------------------------------------------------------
Total Distributions                               (0.72)    (0.73)    (0.64)      (0.93)     (0.80)
----------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $13.22    $13.10    $12.67      $13.40     $13.60
----------------------------------------------------------------------------------------------------
Total Return                                       6.56%     9.45%    (0.67)%      5.53%      9.18%
----------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                  $30,960   $15,009   $14,308     $15,407    $14,464
----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Interest expense                                   --        --        --        0.05%      0.16%
  Operating expenses                               1.32%     1.32%     1.29%       1.27       1.27
  Net investment income/(3)/                       4.44      5.73      5.38        4.74       5.91
----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             284%      214%      193%        268%       130%
----------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) On June 12, 1998, Class C shares were renamed Class L shares.
(3) Without the adoption of the change in the accounting change discussed in
    Note 1, for the year ended December 31, 2001, those amounts would have been $0.61, $0.23 and 4.57% for net investment income, net realized and unrealized gain and ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 *  Amount represents less than $0.01 per share.


       20 Smith Barney Funds, Inc.  | 2001 Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class Y Shares                                  2001/(1)/ 2000/(1)/ 1999/(1)/ 1998/(1)/   1997
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year               $13.10    $12.68    $13.42    $13.64   $13.27
------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(2)/                       0.70      0.83      0.79      0.75     0.88
  Net realized and unrealized gain (loss)/(2)/     0.25      0.43     (0.78)     0.08     0.39
------------------------------------------------------------------------------------------------
Total Income From Operations                       0.95      1.26      0.01      0.83     1.27
------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.83)    (0.84)    (0.75)    (0.78)   (0.90)
  Net realized gains                                 --        --        --     (0.27)   (0.00)*
  Capital                                            --        --        --     (0.00)*     --
------------------------------------------------------------------------------------------------
Total Distributions                               (0.83)    (0.84)    (0.75)    (1.05)   (0.90)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $13.22    $13.10    $12.68    $13.42   $13.64
------------------------------------------------------------------------------------------------
Total Return                                       7.41%    10.29%     0.08%     6.29%   10.00%
------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                   $2,483    $2,444    $2,472    $3,447   $5,182
------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Interest expense                                   --        --        --      0.05%    0.16%
  Operating expenses                               0.55%     0.56%     0.54%     0.52     0.51
  Net investment income/(2)/                       5.29      6.49      6.10      5.52     6.65
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             284%      214%      193%      268%     130%
------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Without the adoption of the change in the accounting change discussed in
    Note 1, for the year ended December 31, 2001, those amounts would have been $0.72, $0.23 and 5.41% for net investment income, net realized and unrealized gain and ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 *  Amount represents less than $0.01 per share.


       21 Smith Barney Funds, Inc.  | 2001 Annual Report to Shareholders

 INDEPENDENT AUDITORS' REPORT


The Shareholders and Board of Directors of
Smith Barney Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the U.S. Government Securities Fund of Smith Barney Funds, Inc. ("Fund") as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                            /s/ KPMG LLP

New York, New York
February 8, 2002


      22   Smith Barney Funds, Inc. | 2001 Annual Report to Shareholders

 TAX INFORMATION (UNAUDITED)

A total of 9.85% of the ordinary dividends paid by the Portfolio from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.


       23 Smith Barney Funds, Inc.  | 2001 Annual Report to Shareholders

 ADDITIONAL INFORMATION (UNAUDITED)



Information about Directors and Officers

The business and affairs of the U.S. Government Securities Fund ("Fund") are managed under the direction of the Smith Barney Funds, Inc.'s ("Investment Company") Board of Directors. Information pertaining to the Directors and Officers of the Investment Company is set forth below. The Statement of Additional Information includes additional information about Investment Company directors and is available without charge, upon request by calling the Investment Company's transfer agent (PFPC Global Fund Services at 1-800-331-1710).

                                                                           Number of
                                                                           Investment
                                                                           Companies
                                           Term of                          in Fund
                                         Office* and       Principal        Complex       Other
                             Position(s)   Length        Occupation(s)      Overseen  Directorships
       Name, Address          Held with    of Time        During Past          by        Held by
          and Age               Fund       Served         Five Years        Director    Director
---------------------------------------------------------------------------------------------------
Non-Interested Directors:
Lee Abraham                   Director      Since    Retired; Former            9     Signet Group
13732 LeHavre Dr.                           1999     Chairman and CEO                 PLC
Frenchman's Creek                                    of Associated
Palm Beach Gardens, FL 33410                         Merchandising
Age 74                                               Corp., a major retail
                                                     merchandising
                                                     organization. Former
                                                     Director of Galey &
                                                     Lord, Liz Claiborne,
                                                     R.G. Barry
                                                     Corporation
                                                     and eNote.Com Inc.
Allan J. Bloostein            Director      Since    President of Allan        16     Taubman
27 West 67th Street,                        1999     Bloostein Associates,            Centers Inc.
Apt. 5FW                                             a consulting firm.
New York, NY 10023                                   Former Director of
Age 72                                               CVS Corporation
Jane F. Dasher                Director      Since    Controller of PBK          9         N/A
Korsant Partners                            1999     Holdings Inc., a
283 Greenwich Avenue,                                family investment
3rd Fl                                               company
Greenwich, CT 06830
Age 52
Donald R.Foley                Director      Since    Retired                    9         N/A
3668 Freshwater Drive                       1982
Jupiter, FL 33477
Age 79
Richard E. Hanson Jr.         Director      Since    Retired; Former            9         N/A
2751 Vermont Route 140                      1999     Head of the New
Poultney, VT 05764                                   Atlanta Jewish
Age 60                                               Community High
                                                     School


       24 Smith Barney Funds, Inc.  | 2001 Annual Report to Shareholders

                                                                                                  Number of
                                                                                                  Investment
                                                                                                  Companies
                                                            Term of                                in Fund
                                                          Office* and          Principal           Complex          Other
                                            Position(s)     Length           Occupation(s)         Overseen     Directorships
       Name, Address                         Held with      of Time           During Past             by           Held by
          and Age                              Fund         Served            Five Years           Director       Director
--------------------------------------------------------------------------------------------------------------------------------
Non-Interested Directors
Dr. Paul Hardin                            Director          Since    Professor of Law &              11          N/A
12083 Morehead                                               1994     Chancellor Emeritus
Chapel Hill, NC                                                       at the University of
27514-8426                                                            North Carolina
Age 70
Roderick C. Rasmussen                      Director          Since    Investment                       9          N/A
9 Cadence Court                                              1982     Counselor
Morristown, NJ 07960
Age 75
John P. Toolan                             Director          Since    Retired                          9     John Hancock
7202 Southeast Golf                                          1992                                            Funds
Ridge Way
Hobe Sound, FL 33455
Interested Directors
Heath B. McLendon                          Director/         Since    Managing Director of            74     SBFM, TIA,
Salomon Smith Barney                       Chairman          1995     Salomon Smith                          The Travelers
Inc.                                                                  Barney Inc. ("SSB");                   Investment
125 Broad Street                                                      President and                          Management
9th Floor                                                             Director of Smith                      Company
New York, NY 10004                                                    Barney Fund                            ("TIMCO"),
Age 68                                                                Management LLC                         Trustee --
                                                                      ("SBFM") and                           Drew
                                                                      Travelers Investment                   University,
                                                                      Adviser, Inc. ("TIA")                  Advisory
                                                                                                             Director M&T
                                                                                                             Bank
--------
* Directors are elected until the Investment Company's next annual meeting and until their successors are elected and qualified.


       25 Smith Barney Funds, Inc.  | 2001 Annual Report to Shareholders

                                                                        Number of
                                                                        Investment
                                                                        Companies
                                        Term of                          in Fund
                                      Office* and       Principal        Complex       Other
                          Position(s)   Length        Occupation(s)      Overseen  Directorships
      Name, Address        Held with    of Time        During Past          by        Held by
         and Age             Fund       Served         Five Years        Director    Director
------------------------------------------------------------------------------------------------
Executive Officers
Lewis E. Daidone          Senior Vice    Since    Managing Director of     N/A          N/A
Salomon Smith Barney Inc. President,     1990     SSB; Director and
125 Broad Street,         Treasurer               Senior Vice President
11th Floor                                        of SBFM and TIA
New York, NY 10004
Age 44

Christina T. Sydor        Secretary      Since    Managing Director of     N/A          N/A
Salomon Smith Barney Inc.                1987     SSB; General Counsel
300 First Stamford Place                          and Secretary of
Stamford, CT 06902                                SBFM and TIA
Age 51

James E. Conroy           Vice           Since    Portfolio Manager;       N/A          N/A
Salomon Smith Barney Inc. President      1989     Managing Director of
333 West 34th Street      Investment              SSB
New York, NY 10001        Officer
Age 50

Paul A. Brook             Controller     Since    Director of SSB;         N/A          N/A
Salomon Smith Barney Inc.                1998     Managing
125 Broad Street,                                 Director -- AMT
9th Floor                                         Capital 1997-1998;
New York, NY 10004                                Prior to 1997,
Age 48                                            Partner -- Ernst &
                                                  Young LLP


       26 Smith Barney Funds, Inc.  | 2001 Annual Report to Shareholders

 SMITH BARNEY
   FUNDS, INC.



            DIRECTORS                  INVESTMENT MANAGER
            Lee Abraham                Smith Barney Fund
            Allan J. Bloostein          Management LLC
            Jane F. Dasher
            Donald R. Foley            DISTRIBUTOR
            Richard E. Hanson, Jr.     Salomon Smith Barney Inc.
            Paul Hardin
            Heath B. McLendon,         CUSTODIAN
             Chairman                  State Street Bank and
            Roderick C. Rasmussen       Trust Company
            John P. Toolan
                                       TRANSFER AGENT
            Joseph H. Fleiss, Emeritus Travelers Bank & Trust, fsb.
                                       125 Broad Street, 11th Floor
            OFFICERS                   New York, New York 10004
            Heath B. McLendon
            President and              SUB-TRANSFER AGENT
            Chief Executive Officer    PFPC Global Fund Services
                                       P.O. Box 9699
            Lewis E. Daidone           Providence, Rhode Island
            Senior Vice President      02940-9699
            and Treasurer

            James E. Conroy
            Vice President

            Paul A. Brook
            Controller

            Christina T. Sydor
            Secretary

  Smith Barney Funds, Inc.



  This report is submitted for the general information of the shareholders of Smith Barney Funds, Inc. -- U.S. Government Securities Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolio. If used as sales material after March 31, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

  SMITH BARNEY FUNDS, INC.
  Smith Barney Mutual Funds
  125 Broad Street
  10th Floor, MF-2
  New York, New York  10004

  For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

  www.smithbarney.com/mutualfunds



 [LOGO OF SALOMON SMITH BARNEY]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.
 FD01086 2/02